Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Fourth Quarter 2010

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") and operating measures are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page "Definitions of Non-GAAP and Operating Measures" and non-GAAP measures are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Fourth Quarter 2010

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009 (1)	2010	2009

Revenues
Property-liability insurance premiums	$6,442	$6,499	$6,513	$6,503	$6,517	$6,535	$6,560	$6,582	$25,957	$26,194
Life and annuity premiums and contract charges	531	548	545	544	498	482	494	484	2,168	1,958
Net investment income	998	1,005	1,049	1,050	1,076	1,084	1,108	1,176	4,102	4,444
Realized capital gains and losses:
Total other-than-temporary impairment losses	(300)	(99)	(288)	(250)	(641)	(539)	(471)	(725)	(937)	(2,376)
Portion of loss recognized in other comprehensive income	27	(68)	(18)	(5)	156	147	154	-	(64)	457
Net other-than-temporary impairment losses recognized in earnings	(273)	(167)	(306)	(255)	(485)	(392)	(317)	(725)	(1,001)	(1,919)
Sales and other realized capital gains and losses	389	23	(145)	(93)	452	(127)	645	366	174	1,336
Total realized capital gains and losses	116	(144)	(451)	(348)	(33)	(519)	328	(359)	(827)	(583)
Total revenues	8,087	7,908	7,656	7,749	8,058	7,582	8,490	7,883	31,400	32,013

Costs and expenses
Property-liability insurance claims and claims expense	4,842	4,603	4,714	4,792	4,451	4,573	5,002	4,720	18,951	18,746
Life and annuity contract benefits	443	445	485	442	441	382	407	387	1,815	1,617
Interest credited to contractholder funds	449	445	450	463	490	496	561	579	1,807	2,126
Amortization of deferred policy acquisition costs	1,065	1,006	949	1,014	1,105	1,023	1,229	1,397	4,034	4,754
Operating costs and expenses	835	828	789	829	760	744	702	801	3,281	3,007
Restructuring and related charges	(3)	9	13	11	18	35	32	45	30	130
Interest expense	92	91	92	92	101	106	97	88	367	392
Total costs and expenses	7,723	7,427	7,492	7,643	7,366	7,359	8,030	8,017	30,285	30,772

(Loss) gain on disposition of operations	(1)	9	2	1	1	2	1	3	11	7

Income (loss) from operations before income tax expense (benefit)	363	490	166	107	693	225	461	(131)	1,126	1,248

Income tax expense (benefit)	67	123	21	(13)	175	4	72	143	198	394

Net income (loss)	$296	$367	$145	$120	$518	$221	$389	$(274)	$928	$854

Earnings per share: (2)(3)

Net income (loss) per share - Basic	$0.55	$0.68	$0.27	$0.22	$0.96	$0.41	$0.72	$(0.51)	$1.72	$1.58
Weighted average shares - Basic	539.5	540.9	540.7	540.5	539.9	539.9	539.8	538.9	540.3	539.6

Net income (loss) per share - Diluted	$0.55	$0.68	$0.27	$0.22	$0.96	$0.41	$0.72	$(0.51)	$1.71	$1.58
Weighted average shares - Diluted	542.0	543.0	543.0	541.8	542.1	541.5	540.6	538.9	542.5	540.9

Cash dividends declared per share	$0.20	$0.20	$0.20	$0.20	$0.20	$0.20	$0.20	$0.20	$0.80	$0.80

(1)    Income tax expense for the three months ended March 31, 2009 includes expense of $254 million attributable to an increase in the valuation allowance relating to the deferred tax asset on capital losses recorded in the first quarter of 2009.  This valuation allowance was released in connection with the adoption of new OTTI accounting guidance on April 1, 2009; however, the release was recorded as an increase to retained income and therefore did not reverse the amount recorded in income tax expense.

(2)    As a result of the net loss for the three months ended March 31, 2009, weighted average dilutive potential common shares outstanding resulting from stock options of 0.6 million were not included in the computation of diluted earnings per share since inclusion of these securities would have an anti-dilutive effect.  Accordingly, the sum of our income (loss) per share amounts for the quarters of 2009 may not equal the year-to-date per share amount.

(3)    In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009

Contribution to income

Operating income before the impact of restructuring and related charges	$270	$457	$450	$382	$604	$561	$318	$483	$1,559	$1,966
Restructuring and related charges, after-tax	1	(5)	(9)	(7)	(12)	(23)	(21)	(29)	(20)	(85)

Operating income *	271	452	441	375	592	538	297	454	1,539	1,881

Realized capital gains and losses, after-tax	76	(93)	(294)	(226)	(22)	(336)	218	(488)	(537)	(628)
DAC and DSI (amortization) accretion relating to realized capital gains and losses, after-tax	(43)	7	4	(2)	(45)	18	(131)	(19)	(34)	(177)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	(18)	-	-	-	(224)	(18)	(224)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(7)	(5)	(7)	(10)	(7)	-	4	1	(29)	(2)
(Loss) gain on disposition of operations, after-tax	(1)	6	1	1	-	1	1	2	7	4

Net income (loss)	$296	$367	$145	$120	$518	$221	$389	$(274)	$928	$854

Income per share - Diluted (1)(2)

Operating income before the impact of restructuring and related charges	$0.50	$0.84	$0.83	$0.70	$1.11	$1.04	$0.59	$0.90	$2.87	$3.63
Restructuring and related charges, after-tax	-	(0.01)	(0.02)	(0.01)	(0.02)	(0.05)	(0.04)	(0.06)	(0.03)	(0.15)

Operating income	0.50	0.83	0.81	0.69	1.09	0.99	0.55	0.84	2.84	3.48

Realized capital gains and losses, after-tax	0.14	(0.17)	(0.53)	(0.42)	(0.04)	(0.62)	0.40	(0.90)	(0.99)	(1.16)
DAC and DSI (amortization) accretion relating to realized capital gains and losses, after-tax	(0.08)	0.01	-	-	(0.08)	0.04	(0.24)	(0.03)	(0.06)	(0.33)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	(0.03)	-	-	-	(0.42)	(0.03)	(0.42)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.01)	-	(0.01)	(0.02)	(0.01)	-	0.01	-	(0.06)	-
Gain on disposition of operations, after-tax	-	0.01	-	-	-	-	-	-	0.01	0.01

Net income (loss)	$0.55	$0.68	$0.27	$0.22	$0.96	$0.41	$0.72	$(0.51)	$1.71	$1.58

Weighted average shares - Diluted	542.0	543.0	543.0	541.8	542.1	541.5	540.6	538.9	542.5	540.9

(1)   As a result of the net loss for the three months ended March 31, 2009, weighted average dilutive potential common shares outstanding resulting from stock options of 0.6 million were not included in the computation of diluted earnings per share since inclusion of these securities would have an anti-dilutive effect. Accordingly, the sum of our income (loss) per share amounts for the quarters of 2009 may not equal the year-to-date per share amount.

(2)   In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009

Property-Liability
Property-liability insurance premiums	$6,442	$6,499	$6,513	$6,503	$6,517	$6,535	$6,560	$6,582	$25,957	$26,194
Net investment income	291	284	310	304	324	326	334	344	1,189	1,328
Realized capital gains and losses	82	(107)	(106)	(190)	235	(290)	201	(314)	(321)	(168)

Total Property-Liability revenues	6,815	6,676	6,717	6,617	7,076	6,571	7,095	6,612	26,825	27,354

Allstate Financial
Life and annuity premiums and contract charges	531	548	545	544	498	482	494	484	2,168	1,958
Net investment income	692	707	723	731	737	744	764	819	2,853	3,064
Realized capital gains and losses	36	(38)	(353)	(162)	(275)	(234)	121	(43)	(517)	(431)

Total Allstate Financial revenues	1,259	1,217	915	1,113	960	992	1,379	1,260	4,504	4,591

Corporate and Other
Service fees (1)	3	2	3	3	2	3	1	3	11	9
Net investment income	15	14	16	15	15	14	10	13	60	52
Realized capital gains and losses	(2)	1	8	4	7	5	6	(2)	11	16

Total Corporate and Other revenues before reclassification of services fees	16	17	27	22	24	22	17	14	82	77

Reclassification of service fees (1)	(3)	(2)	(3)	(3)	(2)	(3)	(1)	(3)	(11)	(9)

Total Corporate and Other revenues	13	15	24	19	22	19	16	11	71	68

Consolidated revenues	$8,087	$7,908	$7,656	$7,749	$8,058	$7,582	$8,490	$7,883	$31,400	$32,013

(1)  For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2010	2010	2010	2010	2009

Assets
Investments
Fixed income securities, at fair value (amortized cost $78,786, $80,786, $81,425, $82,486 and $81,243)	$79,612	$83,193	$81,925	$81,284	$78,766
Equity securities, at fair value (cost $4,228, $3,447, $3,356, $3,436 and $4,845)	4,811	3,707	3,254	3,807	5,024
Mortgage loans	6,679	6,961	7,173	7,639	7,935
Limited partnership interests	3,816	3,454	3,119	2,802	2,744
Short-term, at fair value (amortized cost $3,279, $2,776, $2,414, $2,482 and $3,056)	3,279	2,776	2,414	2,482	3,056
Other	2,286	2,123	2,058	2,209	2,308
Total investments	100,483	102,214	99,943	100,223	99,833

Cash	562	500	711	704	612
Premium installment receivables, net	4,839	4,981	4,830	4,823	4,839
Deferred policy acquisition costs	4,769	4,671	5,003	5,186	5,470
Reinsurance recoverables, net (1)	6,552	6,597	6,537	6,415	6,355
Accrued investment income	809	847	851	904	864
Deferred income taxes	784	670	1,301	1,440	1,870
Property and equipment, net	921	922	935	954	990
Goodwill	874	874	874	874	875
Other assets	1,605	1,799	1,822	1,804	1,872
Separate Accounts	8,676	8,459	8,003	9,059	9,072

Total assets	$130,874	$132,534	$130,810	$132,386	$132,652

Liabilities
Reserve for property-liability insurance claims and claims expense	$19,468	$19,294	$19,434	$19,420	$19,167
Reserve for life-contingent contract benefits	13,482	13,955	13,483	13,052	12,910
Contractholder funds	48,195	48,936	49,443	51,027	52,582
Unearned premiums	9,800	10,001	9,684	9,575	9,822
Claim payments outstanding	737	733	733	763	742
Other liabilities and accrued expenses	5,564	5,945	6,054	5,992	5,726
Long-term debt	5,908	5,909	5,909	5,910	5,910
Separate Accounts	8,676	8,459	8,003	9,059	9,072
Total liabilities	111,830	113,232	112,743	114,798	115,931

Equity
Common stock, 533 million, 538 million, 538 million, 538 million and 537 million shares outstanding	9	9	9	9	9
Additional capital paid-in	3,176	3,165	3,155	3,152	3,172
Retained income	31,969	31,781	31,552	31,514	31,492
Deferred ESOP expense	(44)	(45)	(44)	(44)	(47)
Treasury stock, at cost (367 million, 362 million, 362 million, 362 million and 363 million)	(15,910)	(15,755)	(15,760)	(15,782)	(15,828)
Accumulated other comprehensive income:
Unrealized net capital gains and losses:
Unrealized net capital losses on fixed income securities with other-than-temporary impairment	(190)	(200)	(332)	(384)	(441)
Other unrealized net capital gains and losses	1,089	1,919	588	(172)	(1,072)
Unrealized adjustment to DAC, DSI and insurance reserves	36	(427)	72	472	643
Total unrealized net capital gains and losses	935	1,292	328	(84)	(870)
Unrealized foreign currency translation adjustments	69	54	43	60	46
Unrecognized pension and other postretirement benefit cost	(1,188)	(1,227)	(1,244)	(1,265)	(1,282)
Total accumulated other comprehensive (loss) income	(184)	119	(873)	(1,289)	(2,106)
Total shareholders’ equity	19,016	19,274	18,039	17,560	16,692
Noncontrolling interest	28	28	28	28	29
Total equity	19,044	19,302	18,067	17,588	16,721
Total liabilities and equity	$130,874	$132,534	$130,810	$132,386	$132,652

(1)                     Reinsurance recoverables of unpaid losses related to Property-Liability were $2,072 million, $2,095 million, $2,176 million, $2,162 million and $2,139 million at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER SHARE

($ in millions, except per share data )

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009
Book value per share

Numerator:

Shareholders’ equity	$19,016	$19,274	$18,039	$17,560	$16,692	$17,505	$15,068	$12,242

Denominator:

Shares outstanding and dilutive potential shares outstanding	538.4	543.3	542.7	544.3	541.3	542.1	540.6	540.5

Book value per share	$35.32	$35.48	$33.24	$32.26	$30.84	$32.29	$27.87	$22.65

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Shareholders’ equity	$19,016	$19,274	$18,039	$17,560	$16,692	$17,505	$15,068	$12,242

Unrealized net capital gains and losses on fixed income securities	573	1,138	398	(309)	(967)	(81)	(1,988)	(3,314)

Adjusted shareholders’ equity	$18,443	$18,136	$17,641	$17,869	$17,659	$17,586	$17,056	$15,556

Denominator:

Shares outstanding and dilutive potential shares outstanding	538.4	543.3	542.7	544.3	541.3	542.1	540.6	540.5

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$34.26	$33.38	$32.51	$32.83	$32.62	$32.44	$31.55	$28.78

THE ALLSTATE CORPORATION

RETURN ON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009
Return on Shareholders’ Equity

Numerator:

Net income (loss) (1)	$928	$1,150	$1,004	$1,248	$854	$(793)	$(1,937)	$(2,301)

Denominator:

Beginning shareholders’ equity	$16,692	$17,505	$15,068	$12,242	$12,641	$16,938	$19,709	$20,303
Ending shareholders’ equity	19,016	19,274	18,039	17,560	16,692	17,505	15,068	12,242

Average shareholders’ equity (2)	$17,854	$18,390	$16,554	$14,901	$14,667	$17,222	$17,389	$16,273

Return on shareholders’ equity	5.2%	6.3%	6.1%	8.4%	5.8%	(4.6)%	(11.1)%	(14.1)%

Operating Income Return on Shareholders’ Equity *

Numerator:

Operating income (1)	$1,539	$1,860	$1,946	$1,802	$1,881	$1,807	$1,079	$1,465

Denominator:

Beginning shareholders’ equity	$16,692	$17,505	$15,068	$12,242	$12,641	$16,938	$19,709	$20,303
Unrealized net capital gains and losses	(870)	112	(2,112)	(3,767)	(3,738)	(1,475)	(274)	(280)
Adjusted beginning shareholders’ equity	17,562	17,393	17,180	16,009	16,379	18,413	19,983	20,583

Ending shareholders’ equity	19,016	19,274	18,039	17,560	16,692	17,505	15,068	12,242
Unrealized net capital gains and losses	935	1,292	328	(84)	(870)	112	(2,112)	(3,767)
Adjusted ending shareholders’ equity	18,081	17,982	17,711	17,644	17,562	17,393	17,180	16,009

Average adjusted shareholders’ equity (2)	$17,822	$17,688	$17,446	$16,827	$16,971	$17,903	$18,582	$18,296

Operating income return on shareholders’ equity	8.6%	10.5%	11.2%	10.7%	11.1%	10.1%	5.8%	8.0%

(1)               Net income (loss) and operating income reflect a trailing twelve-month period.

(2)               Average shareholders’ equity and average adjusted shareholders’ equity are determined using a two-point average, with the beginning and ending shareholders’ equity and adjusted shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009

Debt

Long-term debt	5,908	$5,909	$5,909	$5,910	$5,910	$6,661	$6,658	$5,659

Capital resources

Debt	$5,908	$5,909	$5,909	$5,910	$5,910	$6,661	$6,658	$5,659

Shareholders’ equity
Common stock	9	9	9	9	9	9	9	9
Additional capital paid-in	3,176	3,165	3,155	3,152	3,172	3,160	3,144	3,129
Retained income	31,969	31,781	31,552	31,514	31,492	31,083	30,969	29,825
Deferred ESOP expense	(44)	(45)	(44)	(44)	(47)	(47)	(47)	(46)
Treasury stock	(15,910)	(15,755)	(15,760)	(15,782)	(15,828)	(15,832)	(15,835)	(15,836)
Unrealized net capital gains and losses	935	1,292	328	(84)	(870)	112	(2,112)	(3,767)
Unrealized foreign currency translation adjustments	69	54	43	60	46	42	17	(3)
Unrecognized pension and other postretirement benefit cost	(1,188)	(1,227)	(1,244)	(1,265)	(1,282)	(1,022)	(1,077)	(1,069)
Total shareholders’ equity	19,016	19,274	18,039	17,560	16,692	17,505	15,068	12,242

Total capital resources	$24,924	$25,183	$23,948	$23,470	$22,602	$24,166	$21,726	$17,901

Ratio of debt to shareholders’ equity	31.1%	30.7%	32.8%	33.7%	35.4%	38.1%	44.2%	46.2%

Ratio of debt to capital resources	23.7%	23.5%	24.7%	25.2%	26.1%	27.6%	30.6%	31.6%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$296	$367	$145	$120	$518	$221	$389	$(274)	$928	$854
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	39	29	10	16	(4)	(1)	(12)	(74)	94	(91)
Realized capital gains and losses	(116)	144	451	348	33	519	(328)	359	827	583
Loss (gain) on disposition of operations	1	(9)	(2)	(1)	(1)	(2)	(1)	(3)	(11)	(7)
Interest credited to contractholder funds	449	445	450	463	490	496	561	579	1,807	2,126
Changes in:
Policy benefits and other insurance reserves	95	(163)	118	188	(117)	(312)	96	(244)	238	(577)
Unearned premiums	(212)	307	126	(261)	(253)	289	47	(330)	(40)	(247)
Deferred policy acquisition costs	44	(68)	(100)	30	43	(77)	167	381	(94)	514
Premium installment receivables, net	147	(146)	(15)	24	134	(163)	(16)	71	10	26
Reinsurance recoverables, net	(36)	(23)	(134)	(72)	16	32	(52)	(81)	(265)	(85)
Income taxes	22	104	1	73	485	(184)	(84)	1,443	200	1,660
Other operating assets and liabilities	(63)	(58)	80	36	(558)	215	193	(305)	(5)	(455)
Net cash provided by operating activities	666	929	1,130	964	786	1,033	960	1,522	3,689	4,301

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	5,536	8,231	4,184	4,930	5,261	7,242	4,373	4,483	22,881	21,359
Equity securities	87	1,216	1,056	1,990	2,258	1,089	1,675	1,872	4,349	6,894
Limited partnership interests	118	109	132	146	76	79	60	154	505	369
Mortgage loans	3	77	41	3	200	(1)	129	12	124	340
Other investments	23	36	25	37	91	167	246	16	121	520
Investment collections
Fixed income securities	1,475	1,281	1,269	1,122	1,609	1,289	1,455	1,203	5,147	5,556
Mortgage loans	292	146	375	263	671	495	126	472	1,076	1,764
Other investments	41	52	26	18	18	34	34	31	137	117
Investment purchases
Fixed income securities	(5,033)	(8,812)	(4,801)	(7,099)	(6,879)	(10,270)	(6,999)	(5,425)	(25,745)	(29,573)
Equity securities	(843)	(1,220)	(945)	(556)	(2,505)	(1,784)	(2,274)	(1,933)	(3,564)	(8,496)
Limited partnership interests	(302)	(424)	(431)	(185)	(110)	(406)	(124)	(144)	(1,342)	(784)
Mortgage loans	(65)	(45)	(9)	(1)	(3)	(9)	(4)	(10)	(120)	(26)
Other investments	(82)	(20)	(36)	(43)	(10)	(13)	(41)	-	(181)	(64)
Change in short-term investments, net	(486)	(335)	28	411	544	2,270	2,460	707	(382)	5,981
Change in other investments, net	(55)	(336)	(79)	(49)	(196)	(64)	(32)	(48)	(519)	(340)
Disposition of operations	-	7	-	-	-	-	-	12	7	12
Purchases of property and equipment, net	(48)	(45)	(45)	(24)	(46)	(39)	(51)	(53)	(162)	(189)
Net cash provided by (used in) investing activities	661	(82)	790	963	979	79	1,033	1,349	2,332	3,440

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of long-term debt	-	-	-	-	-	3	1,000	-	-	1,003
Repayment of long-term debt	(1)	-	(1)	-	(751)	-	(1)	-	(2)	(752)
Contractholder fund deposits	683	730	739	828	898	802	1,152	1,298	2,980	4,150
Contractholder fund withdrawals	(1,691)	(1,667)	(2,543)	(2,569)	(1,921)	(1,749)	(4,159)	(3,577)	(8,470)	(11,406)
Dividends paid	(108)	(107)	(108)	(107)	(108)	(107)	(107)	(220)	(430)	(542)
Treasury stock purchases	(147)	-	-	(5)	(1)	-	-	(3)	(152)	(4)
Shares reissued under equity incentive plans, net	2	1	11	14	1	2	-	-	28	3
Excess tax benefits on share-based payment arrangements	-	(3)	(2)	(2)	1	-	-	(6)	(7)	(5)
Other	(3)	(12)	(9)	6	1	(3)	(48)	59	(18)	9
Net cash used in financing activities	(1,265)	(1,058)	(1,913)	(1,835)	(1,880)	(1,052)	(2,163)	(2,449)	(6,071)	(7,544)

NET INCREASE (DECREASE) IN CASH	62	(211)	7	92	(115)	60	(170)	422	(50)	197
CASH AT BEGINNING OF PERIOD	500	711	704	612	727	667	837	415	612	415
CASH AT END OF PERIOD	$562	$500	$711	$704	$612	$727	$667	$837	$562	$612

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs
	For the three months ended December 31, 2010

				Accretion
				(amortization)
				relating to
				realized	Amortization	Effect of
	Beginning	Acquisition	Amortization	capital	acceleration	unrealized	Ending
	balance	costs	before	gains and	charged	capital gains	balance
	Sept. 30, 2010	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	Dec. 31, 2010

Property-Liability	$1,406	$895	$(924)	$-	$-	$-	$1,377

Allstate Financial:
Traditional life and accident and health	677	44	(28)	-	-	-	693
Interest-sensitive life	2,113	76	(48)	(3)	-	127	2,265
Fixed annuity	471	8	(9)	(52)	-	13	431
Other	4	-	(1)	-	-	-	3
Sub-total	3,265	128	(86)	(55)	-	140	3,392

Consolidated	$4,671	$1,023	$(1,010)	$(55)	$-	$140	$4,769

	Change in Deferred Policy Acquisition Costs
	For the three months ended December 31, 2009

				Accretion
				(amortization)
				relating to
				realized	Amortization	Effect of
	Beginning	Acquisition	Amortization	capital	acceleration	unrealized	Ending
	balance	costs	before	gains and	charged	capital gains	balance
	Sept. 30, 2009	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	Dec. 31, 2009

Property-Liability	$1,446	921	$(957)	$-	$-	$-	$1,410

Allstate Financial:
Traditional life and accident and health	628	49	(27)	-	-	-	650
Interest-sensitive life	2,214	71	(40)	4	-	(3)	2,246
Fixed annuity	2,623	22	(23)	(62)	-	(1,401)	1,159
Other	5	-	-	-	-	-	5
Sub-total	5,470	142	(90)	(58)	-	(1,404)	4,060

Consolidated	$6,916	$1,063	$(1,047)	$(58)	$-	$(1,404)	$5,470

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the twelve months ended December 31, 2010							Acquisition Costs as of December 31, 2010

				Accretion
				(amortization)
				relating to	Amortization			DAC before		DAC after
				realized	deceleration	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	capital	(acceleration)	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	gains and	credited (charged)	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2009	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	Dec. 31, 2010	and losses	and losses	and losses

Property-Liability	$1,410	$3,645	$(3,678)	$-	$-	$-	$1,377	$1,377	$-	$1,377

Allstate Financial:
Traditional life and accident and health	650	156	(113)	-	-	-	693	693	-	693
Interest-sensitive life	2,246	275	(140)	15	13	(144)	2,265	2,312	(47)	2,265
Fixed annuity	1,159	52	(71)	(57)	(1)	(651)	431	309	122	431
Other	5	-	(2)	-	-	-	3	3	-	3
Sub-total	4,060	483	(326)	(42)	12	(795)	3,392	3,317	75	3,392

Consolidated	$5,470	$4,128	$(4,004)	$(42)	$12	$(795)	$4,769	$4,694	$75	$4,769

	Change in Deferred Policy Acquisition Costs									Reconciliation of Deferred Policy
	For the twelve months ended December 31, 2009									Acquisition Costs as of December 31, 2009

			Impact of			Amortization
		Impact of	adoption of new			relating to	Amortization			DAC before		DAC after
		adoption of new	OTTI accounting			realized	deceleration	Effect of		impact of	Impact of	impact of
	Beginning	OTTI accounting	effect of	Acquisition	Amortization	capital	(acceleration)	unrealized	Ending	unrealized	unrealized	unrealized
	balance	before	unrealized capital	costs	before	gains and	credited (charged)	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2008	unrealized impact (3)	gains and losses (4)	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	Dec. 31, 2009	and losses	and losses	and losses

Property-Liability	$1,453	$-	$-	$3,746	$(3,789)	$-	$-	$-	$1,410	$1,410	$-	$1,410

Allstate Financial:
Traditional life and accident and health	595	-	-	162	(107)	-	-	-	650	650	-	650
Interest-sensitive life	2,449	(6)	6	230	(176)	(4)	12	(265)	2,246	2,149	97	2,246
Fixed annuity	4,037	(170)	170	103	(186)	(212)	(289)	(2,294)	1,159	386	773	1,159
Other	8	-	-	-	(3)	-	-	-	5	5	-	5
Sub-total	7,089	(176)	176	495	(472)	(216)	(277)	(2,559)	4,060	3,190	870	4,060

Consolidated	$8,542	$(176)	$176	$4,241	$(4,261)	$(216)	$(277)	$(2,559)	$5,470	$4,600	$870	$5,470

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.
(3)

The adoption of new accounting guidance for the recognition of other-than-temporary impairments of fixed income securities (“new OTTI accounting”) resulted in an adjustment to DAC to reverse previously recorded DAC accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption on April 1, 2009. The adjustment was recorded as a reduction of the DAC balance and retained earnings.

(4)

The adoption of new OTTI accounting resulted in an adjustment to DAC due to the change in unrealized capital gains and losses balance that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income. The adjustment was recorded as an increase of the DAC balance and unrealized net capital gains and losses.

THE ALLSTATE CORPORATION

HISTORICAL CONSOLIDATED OPERATING

AND FINANCIAL POSITION DATA

($ in millions except per share data)

	At or for the Year Ended December 31,

	2010	2009	2008	2007	2006
Consolidated statements of operations data:
Insurance premiums and contract charges	$28,125	$28,152	$28,862	$29,099	$29,333
Net investment income	4,102	4,444	5,622	6,435	6,177
Realized capital gains and losses	(827)	(583)	(5,090)	1,235	286
Total revenues	$31,400	$32,013	$29,394	$36,769	$35,796

Operating income	$1,539	$1,881	$1,758	$3,863	$4,888
Realized capital gains and losses, after-tax	(537)	(628)	(3,311)	798	186
DAC and DSI (amortization) accretion relating to realized capital gains and losses, after-tax	(34)	(177)	385	12	36
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	(18)	(224)	(274)	-	-
Non-recurring items, after-tax (1)	-	-	(219)	-	(18)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(29)	(2)	(14)	(29)	(36)
Gain (loss) on disposition of operations, after-tax	7	4	(4)	(8)	(63)
Net income (loss)	$928	$854	$(1,679)	$4,636	$4,993
Income per share - Diluted
Operating income	$2.84	$3.48	$3.21	$6.47	$7.66
Realized capital gains and losses, after-tax	(0.99)	(1.16)	(6.04)	1.33	0.29
DAC and DSI (amortization) accretion relating to realized capital gains and losses, after-tax	(0.06)	(0.33)	0.70	0.02	0.06
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	(0.03)	(0.42)	(0.50)	-	-
Non-recurring items, after-tax (1)	-	-	(0.40)	-	(0.03)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.06)	-	(0.02)	(0.05)	(0.05)
Gain (loss) on disposition of operations, after-tax	0.01	0.01	(0.01)	(0.01)	(0.10)
Net income (loss)	$1.71	$1.58	$(3.06)	$7.76	$7.83
Net income (loss) per share - Basic	$1.72	$1.58	$(3.06)	$7.80	$7.88

Consolidated statements of financial position data:
Investments	$100,483	$99,833	$95,998	$118,980	$119,757
Total assets	130,874	132,652	134,798	156,408	157,554
Reserves for claims and claims expense, life-contingent contract benefits and contractholder funds	81,145	84,659	90,750	94,052	93,683
Debt	5,908	5,910	5,659	5,640	4,662
Shareholders’ equity	19,016	16,692	12,641	21,851	21,846
Book value per share	35.32	30.84	23.47	38.54	34.80

Operating ratios:
Annual statutory premiums written to surplus ratio (U.S. property-liability operations)	1.6x	1.7x	1.9x	1.5x	1.4x

Other operating data:
Total employees (excluding agents) (2)	35,200	36,000	38,500	38,400	37,200
Total Allstate agencies (2)	13,400	14,200	14,700	15,000	14,800

(1)

During the fourth quarter of 2008, for traditional life insurance and immediate annuities with life contingencies, an aggregate premium deficiency of $336 million, pre-tax ($219 million, after-tax) resulted primarily from an experience study indicating that the annuitants on certain life-contingent contracts are projected to live longer than we anticipated when the contracts were issued, and, to a lesser degree, a reduction in the related investment portfolio yield.  The deficiency was recorded through a reduction in deferred acquisition costs.

(2)	Rounded to the nearest hundred.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009

Premiums written *	$6,242	$6,767	$6,640	$6,258	$6,277	$6,810	$6,615	$6,269	$25,907	$25,971
Decrease (increase) in unearned premiums	203	(319)	(110)	245	248	(315)	(70)	337	19	200
Other	(3)	51	(17)	-	(8)	40	15	(24)	31	23

Premiums earned	6,442	6,499	6,513	6,503	6,517	6,535	6,560	6,582	25,957	26,194
Claims and claims expense	(4,842)	(4,603)	(4,714)	(4,792)	(4,451)	(4,573)	(5,002)	(4,720)	(18,951)	(18,746)
Amortization of deferred policy acquisition costs	(924)	(915)	(914)	(925)	(957)	(943)	(940)	(949)	(3,678)	(3,789)
Operating costs and expenses	(726)	(706)	(664)	(704)	(648)	(642)	(591)	(678)	(2,800)	(2,559)
Restructuring and related charges	1	(9)	(14)	(11)	(17)	(31)	(30)	(27)	(33)	(105)
Underwriting (loss) income *	(49)	266	207	71	444	346	(3)	208	495	995

Net investment income	291	284	310	304	324	326	334	344	1,189	1,328
Periodic settlements and accruals on non-hedge derivative instruments	(3)	(2)	(1)	(1)	(2)	(2)	(3)	(3)	(7)	(10)
Income tax expense on operations	(33)	(154)	(148)	(88)	(212)	(169)	(39)	(135)	(423)	(555)

Operating income	206	394	368	286	554	501	289	414	1,254	1,758

Realized capital gains and losses, after-tax	54	(69)	(69)	(123)	151	(188)	131	(316)	(207)	(222)
(Loss) gain on disposition of operations, after-tax	(1)	4	-	-	-	-	-	-	3	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	2	-	1	2	1	2	2	4	7
Net income	$260	$331	$299	$164	$707	$314	$422	$100	$1,054	$1,543

Catastrophe losses	$537	$386	$636	$648	$328	$407	$818	$516	$2,207	$2,069

Operating ratios *
Claims and claims expense (“loss”) ratio	75.2	70.8	72.4	73.7	68.3	70.0	76.2	71.7	73.0	71.6
Expense ratio(1)	25.6	25.1	24.4	25.2	24.9	24.7	23.8	25.1	25.1	24.6
Combined ratio	100.8	95.9	96.8	98.9	93.2	94.7	100.0	96.8	98.1	96.2

Combined ratio excluding the effect of catastrophes *	92.5	90.0	87.0	88.9	88.2	88.5	87.5	89.0	89.6	88.3
Effect of catastrophe losses on combined ratio *	8.3	5.9	9.8	10.0	5.0	6.2	12.5	7.8	8.5	7.9
Combined ratio	100.8	95.9	96.8	98.9	93.2	94.7	100.0	96.8	98.1	96.2

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”) *	92.0	89.2	88.1	89.1	88.1	88.0	87.2	88.9	89.6	88.1
Effect of catastrophe losses on combined ratio *	8.3	5.9	9.8	10.0	5.0	6.2	12.5	7.8	8.5	7.9
Effect of prior year reserve reestimates on combined ratio *	0.1	0.2	(2.3)	(0.4)	(0.4)	(0.7)	0.3	(0.8)	(0.6)	(0.4)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.4	0.6	1.2	0.2	0.5	1.2	-	0.9	0.6	0.6
Combined ratio	100.8	95.9	96.8	98.9	93.2	94.7	100.0	96.8	98.1	96.2

Effect of restructuring and related charges on combined ratio *	-	0.1	0.2	0.2	0.3	0.5	0.5	0.4	0.1	0.4

Effect of Discontinued Lines and Coverages on combined ratio	0.1	0.3	-	0.1	0.1	0.3	-	0.1	0.1	0.1

(1)            The increase in the expense ratio in the three and twelve months ended December 31, 2010 compared to the same periods of 2009 was primarily due to higher marketing expenditures, partially offset by reduced guaranty fund accrual levels. Excluding restructuring, the expense ratio in the twelve months ended December 31, 2010 was also impacted by increases in net costs of employee benefits, partially offset by improved operational efficiencies.

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY RESULTS

($ in millions)

	Twelve months ended December 31,

	2010	2009	2008	2007	2006

Premiums written	$25,907	$25,971	$26,584	$27,183	$27,526
Decrease (increase) in unearned premium	19	200	383	17	(354)
Other	31	23	-	33	197

Premiums earned	25,957	26,194	26,967	27,233	27,369
Claims and claims expense	(18,951)	(18,746)	(20,064)	(17,667)	(16,017)
Amortization of deferred policy acquisition costs	(3,678)	(3,789)	(3,975)	(4,121)	(4,131)
Operating costs and expenses	(2,800)	(2,559)	(2,742)	(2,634)	(2,567)
Restructuring and related charges	(33)	(105)	(22)	(27)	(157)
Underwriting income	495	995	164	2,784	4,497

Net investment income	1,189	1,328	1,674	1,972	1,854
Periodic settlement and accruals on non-hedge derivative instruments	(7)	(10)	1	-	-
Income tax expense on operations	(423)	(555)	(401)	(1,413)	(1,963)

Operating income	1,254	1,758	1,438	3,343	4,388

Realized capital gains and losses, after-tax	(207)	(222)	(1,209)	915	227

Gain (loss) on disposition of operations, after-tax	3	-	-	-	(1)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	4	7	(1)	-	-
Net income	$1,054	$1,543	$228	$4,258	$4,614

Catastrophe losses	$2,207	$2,069	$3,342	$1,409	$810

Operating ratios
Loss ratio	73.0	71.6	74.4	64.9	58.5
Expense ratio	25.1	24.6	25.0	24.9	25.1
Combined ratio	98.1	96.2	99.4	89.8	83.6

Combined ratio excluding the effect of catastrophes	89.6	88.3	87.0	84.6	80.6
Effect of catastrophe losses on combined ratio	8.5	7.9	12.4	5.2	3.0
Combined ratio	98.1	96.2	99.4	89.8	83.6

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	89.6	88.1	86.8	85.7	83.3
Effect of catastrophe losses on combined ratio	8.5	7.9	12.4	5.2	3.0
Effect of prior year reserve reestimates on combined ratio	(0.6)	(0.4)	0.7	(0.6)	(3.5)
Effect of catastrophe losses included in prior year reserve reestimate on combined ratio	0.6	0.6	(0.5)	(0.5)	0.8
Combined ratio	98.1	96.2	99.4	89.8	83.6

Effect of restructuring and related charges on combined ratio	0.1	0.4	0.1	0.1	0.6

Effect of Discontinued Lines and Coverages on the combined ratio	0.1	0.1	0.1	0.2	0.5

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009

Property-Liability Underwriting Summary
Allstate Protection	$(45)	$287	$209	$75	$449	$363	$1	$214	$526	$1,027
Discontinued Lines and Coverages	(4)	(21)	(2)	(4)	(5)	(17)	(4)	(6)	(31)	(32)
Underwriting (loss) income	$(49)	$266	$207	$71	$444	$346	$(3)	$208	$495	$995

Allstate Protection Underwriting Summary
Premiums written	$6,241	$6,767	$6,640	$6,258	$6,277	$6,810	$6,615	$6,270	$25,906	$25,972

Premiums earned	$6,441	$6,498	$6,513	$6,503	$6,517	$6,535	$6,560	$6,583	$25,955	$26,195
Claims and claims expense	(4,838)	(4,582)	(4,713)	(4,790)	(4,448)	(4,557)	(5,000)	(4,717)	(18,923)	(18,722)
Amortization of deferred policy acquisition costs	(924)	(915)	(914)	(925)	(957)	(943)	(940)	(949)	(3,678)	(3,789)
Operating costs and expenses	(725)	(705)	(663)	(702)	(646)	(641)	(589)	(676)	(2,795)	(2,552)
Restructuring and related charges	1	(9)	(14)	(11)	(17)	(31)	(30)	(27)	(33)	(105)
Underwriting (loss) income	$(45)	$287	$209	$75	$449	$363	$1	$214	$526	$1,027

Catastrophe losses	$537	$386	$636	$648	$328	$407	$818	$516	$2,207	$2,069

Operating ratios
Loss ratio	75.1	70.5	72.4	73.6	68.2	69.7	76.2	71.6	72.9	71.5
Expense ratio	25.6	25.1	24.4	25.2	24.9	24.7	23.8	25.1	25.1	24.6
Combined ratio	100.7	95.6	96.8	98.8	93.1	94.4	100.0	96.7	98.0	96.1

Effect of catastrophe losses on combined ratio	8.3	5.9	9.8	10.0	5.0	6.2	12.5	7.8	8.5	7.9

Effect of restructuring and related charges on combined ratio	-	0.1	0.2	0.2	0.3	0.5	0.5	0.4	0.1	0.4

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$1	$-	$-	$-	$-	$-	$-	$(1)	$1	$(1)

Premiums earned	$1	$1	$-	$-	$-	$-	$-	$(1)	$2	$(1)
Claims and claims expense	(4)	(21)	(1)	(2)	(3)	(16)	(2)	(3)	(28)	(24)
Operating costs and expenses	(1)	(1)	(1)	(2)	(2)	(1)	(2)	(2)	(5)	(7)
Underwriting loss	$(4)	$(21)	$(2)	$(4)	$(5)	$(17)	$(4)	$(6)	$(31)	$(32)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.1	0.3	-	0.1	0.1	0.3	-	0.1	0.1	0.1

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY

UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Twelve months ended December 31,

	2010	2009	2008	2007	2006

Property-Liability Underwriting Summary
Allstate Protection	$526	$1,027	$189	$2,838	$4,636
Discontinued Lines and Coverages	(31)	(32)	(25)	(54)	(139)
Underwriting income	$495	$995	$164	$2,784	$4,497

Allstate Protection Underwriting Summary
Premiums written	$25,906	$25,972	$26,584	$27,183	$27,525
Premiums earned	$25,955	$26,195	$26,967	$27,232	$27,366
Claims and claims expense	(18,923)	(18,722)	(20,046)	(17,620)	(15,885)
Amortization of deferred policy acquisition costs	(3,678)	(3,789)	(3,975)	(4,121)	(4,131)
Operating costs and expenses	(2,795)	(2,552)	(2,735)	(2,626)	(2,557)
Restructuring and related charges	(33)	(105)	(22)	(27)	(157)
Underwriting income	$526	$1,027	$189	$2,838	$4,636

Catastrophe losses	$2,207	$2,069	$3,342	$1,409	$810

Operating ratios
Loss ratio	72.9	71.5	74.3	64.7	58.1
Expense ratio	25.1	24.6	25.0	24.9	25.0
Combined ratio	98.0	96.1	99.3	89.6	83.1

Effect of catastrophe losses on combined ratio	8.5	7.9	12.4	5.2	3.0

Effect of restructuring and related charges on combined ratio	0.1	0.4	0.1	0.1	0.6

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$1	$(1)	$-	$-	$1

Premiums earned	$2	$(1)	$-	$1	$3
Claims and claims expense	(28)	(24)	(18)	(47)	(132)
Operating costs and expenses	(5)	(7)	(7)	(8)	(10)
Underwriting loss	$(31)	$(32)	$(25)	$(54)	$(139)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.1	0.1	0.1	0.2	0.5

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009

Allstate brand (1)
Standard auto	$3,843	$4,028	$3,948	$4,023	$3,860	$4,049	$3,876	$3,978	$15,842	$15,763
Non-standard auto	203	223	220	237	219	235	232	241	883	927
Auto	4,046	4,251	4,168	4,260	4,079	4,284	4,108	4,219	16,725	16,690

Involuntary auto	22	18	25	16	15	13	15	12	81	55
Commercial lines	120	130	137	131	128	132	147	143	518	550
Homeowners	1,389	1,610	1,565	1,189	1,359	1,573	1,532	1,171	5,753	5,635
Other personal lines	408	468	457	399	410	460	451	391	1,732	1,712
	5,985	6,477	6,352	5,995	5,991	6,462	6,253	5,936	24,809	24,642

Encompass brand
Standard auto	149	166	169	160	171	208	217	204	644	800
Non-standard auto	1	1	1	3	3	6	5	8	6	22
Auto	150	167	170	163	174	214	222	212	650	822

Involuntary auto	2	3	3	2	2	2	3	3	10	10
Homeowners	85	98	94	80	89	110	112	97	357	408
Other personal lines	19	22	21	18	21	22	25	22	80	90

	256	290	288	263	286	348	362	334	1,097	1,330

Allstate Protection	6,241	6,767	6,640	6,258	6,277	6,810	6,615	6,270	25,906	25,972

Discontinued Lines and Coverages	1	-	-	-	-	-	-	(1)	1	(1)

Property-Liability	$6,242	$6,767	$6,640	$6,258	$6,277	$6,810	$6,615	$6,269	$25,907	$25,971

Allstate Protection
Standard auto	$3,992	$4,194	$4,117	$4,183	$4,031	$4,257	$4,093	$4,182	$16,486	$16,563
Non-standard auto	204	224	221	240	222	241	237	249	889	949
Auto	4,196	4,418	4,338	4,423	4,253	4,498	4,330	4,431	17,375	17,512

Involuntary auto	24	21	28	18	17	15	18	15	91	65
Commercial lines	120	130	137	131	128	132	147	143	518	550
Homeowners	1,474	1,708	1,659	1,269	1,448	1,683	1,644	1,268	6,110	6,043
Other personal lines	427	490	478	417	431	482	476	413	1,812	1,802

	$6,241	$6,767	$6,640	$6,258	$6,277	$6,810	$6,615	$6,270	$25,906	$25,972

(1)

Allstate brand premiums written, excluding Allstate Canada, by the direct channel totaled $184 million, $195 million, $181 million, $185 million, $161 million, $169 million, $146 million and $146 million for the three months ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.  Allstate brand premiums written by the direct channel totaled $745 million and $622 million for the twelve months ended December 31, 2010 and December 31, 2009, respectively.  The decline in growth rate in the three months and twelve months ended December 31, 2010, compared to the growth rate in the three months and nine months ended September 30, 2010 was impacted by profitabiliity management actions taken in New York, Florida, California and North Carolina.  The direct channel includes call centers and the internet.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended December 31,

	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

											Effect of				Effect of pre-tax
					Incurred						catastrophe losses				reserve reestimates
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on the loss ratio		Expense ratio		on the combined ratio

Allstate brand
Standard auto	$3,941	$3,944	$2,941	$2,729	$32	$(12)	$990	$965	74.6	69.2	0.8	(0.3)	25.1	24.5	(1.2)	(0.7)
Non-standard auto	216	231	150	160	1	1	38	58	69.4	69.3	0.5	0.4	17.6	25.1	(1.4)	0.4
Auto	4,157	4,175	3,091	2,889	33	(11)	1,028	1,023	74.4	69.2	0.8	(0.3)	24.7	24.5	(1.2)	(0.6)

Homeowners	1,431	1,411	1,113	919	434	290	346	337	77.8	65.1	30.3	20.6	24.2	23.9	(1.8)	(3.3)
Other personal lines (1)	573	591	431	394	52	39	194	169	75.2	66.7	9.1	6.6	33.9	28.6	14.0	9.0

Total Allstate brand	6,161	6,177	4,635	4,202	519	318	1,568	1,529	75.2	68.0	8.4	5.1	25.5	24.8	0.1	(0.3)

Encompass brand
Standard auto	164	205	125	159	2	(1)	45	52	76.2	77.5	1.2	(0.5)	27.5	25.4	(6.1)	(0.5)
Non-standard auto	1	5	1	4	-	-	2	2	100.0	80.0	-	-	200.0	40.0	-	(20.0)
Auto	165	210	126	163	2	(1)	47	54	76.3	77.6	1.2	(0.5)	28.5	25.7	(6.1)	(1.0)

Homeowners	93	104	60	60	15	10	28	31	64.5	57.7	16.1	9.6	30.1	29.8	5.4	(3.8)
Other personal lines (1)	22	26	17	23	1	1	5	6	77.3	88.4	4.5	3.8	22.7	23.1	-	(7.7)

Total Encompass brand	280	340	203	246	18	10	80	91	72.5	72.3	6.4	2.9	28.6	26.8	(1.8)	(2.4)

Allstate Protection	$6,441	$6,517	$4,838	$4,448	$537	$328	$1,648	$1,620	75.1	68.2	8.3	5.0	25.6	24.9	-	(0.4)

	Twelve months ended December 31,

	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

											Effect of				Effect of pre-tax
					Incurred						catastrophe losses				reserve reestimates
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on the loss ratio		Expense ratio		on the combined ratio

Allstate brand
Standard auto	$15,814	$15,735	$11,186	$10,912	$153	$187	$3,914	$3,823	70.7	69.3	1.0	1.2	24.8	24.3	(0.9)	(0.3)
Non-standard auto	896	939	602	630	3	7	215	230	67.2	67.1	0.3	0.7	24.0	24.5	(3.6)	(1.6)
Auto	16,710	16,674	11,788	11,542	156	194	4,129	4,053	70.6	69.2	0.9	1.2	24.7	24.3	(1.1)	(0.4)

Homeowners	5,693	5,633	4,672	4,484	1,782	1,636	1,338	1,296	82.1	79.6	31.3	29.0	23.5	23.0	(0.3)	(2.6)
Other personal lines (1)	2,348	2,402	1,559	1,617	170	169	696	695	66.4	67.3	7.2	7.0	29.6	29.0	0.7	3.5

Total Allstate brand	24,751	24,709	18,019	17,643	2,108	1,999	6,163	6,044	72.8	71.4	8.5	8.1	24.9	24.5	(0.7)	(0.5)

Encompass brand
Standard auto	716	907	540	684	6	3	198	236	75.4	75.4	0.8	0.3	27.7	26.0	-	0.7
Non-standard auto	9	27	9	20	-	-	5	10	100.0	74.1	-	-	55.6	37.0	-	(11.1)
Auto	725	934	549	704	6	3	203	246	75.7	75.4	0.8	0.3	28.0	26.3	-	0.3

Homeowners	385	444	286	293	89	65	117	129	74.3	66.0	23.1	14.6	30.4	29.0	(1.3)	(4.3)
Other personal lines (1)	94	108	69	82	4	2	23	27	73.4	75.9	4.3	1.9	24.5	25.0	(1.1)	5.6

Total Encompass brand	1,204	1,486	904	1,079	99	70	343	402	75.1	72.6	8.2	4.7	28.5	27.1	(0.5)	(0.7)

Allstate Protection	$25,955	$26,195	$18,923	$18,722	$2,207	$2,069	$6,506	$6,446	72.9	71.5	8.5	7.9	25.1	24.6	(0.7)	(0.5)

(1)	Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.
(2)	Ratios are calculated using the premiums earned for the respective line of business.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended				Three months ended				Three months ended				Three months ended
	December 31, 2010				September 30, 2010				June 30, 2010				March 31, 2010

			Effect of				Effect of				Effect of				Effect of
	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense
	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio

Allstate brand
Standard auto	$3,941	74.6	0.8	25.1	$3,961	68.7	0.4	24.5	$3,969	70.1	2.0	24.4	$3,943	69.4	0.7	25.0
Non-standard auto	216	69.4	0.5	17.6	222	61.7	-	27.5	228	68.9	0.4	26.3	230	68.7	0.4	24.3
Auto	4,157	74.4	0.8	24.7	4,183	68.4	0.4	24.6	4,197	70.1	1.9	24.5	4,173	69.4	0.7	25.0

Homeowners	1,431	77.8	30.3	24.2	1,430	80.5	23.1	24.2	1,416	82.6	34.7	21.8	1,416	87.5	37.1	23.8
Other personal lines (1)	573	75.2	9.1	33.9	591	61.4	4.4	27.3	592	65.7	8.3	28.4	592	63.5	7.3	29.2

Total Allstate brand	6,161	75.2	8.4	25.5	6,204	70.5	6.0	24.8	6,205	72.5	10.0	24.3	6,181	73.0	9.7	25.1

Encompass brand
Standard auto	164	76.2	1.2	27.5	173	75.7	0.6	30.1	185	73.0	0.5	27.0	194	76.8	1.0	26.3
Non-standard auto	1	100.0	-	200.0	2	100.0	-	50.0	2	100.0	-	50.0	4	100.0	-	25.0
Auto	165	76.3	1.2	28.5	175	76.0	0.6	30.3	187	73.2	0.5	27.3	198	77.3	1.0	26.2

Homeowners	93	64.5	16.1	30.1	96	63.5	13.5	32.3	96	64.6	15.6	30.2	100	103.0	46.0	29.0
Other personal lines (1)	22	77.3	4.5	22.7	23	60.9	-	30.4	25	64.0	-	20.0	24	91.7	12.5	25.0

Total Encompass brand	280	72.5	6.4	28.6	294	70.7	4.8	31.0	308	69.8	5.2	27.6	322	86.4	15.8	27.0

Allstate Protection	$6,441	75.1	8.3	25.6	$6,498	70.5	5.9	25.1	$6,513	72.4	9.8	24.4	$6,503	73.6	10.0	25.2

	Three months ended				Three months ended				Three months ended				Three months ended
	December 31, 2009				September 30, 2009				June 30, 2009				March 31, 2009

			Effect of				Effect of				Effect of				Effect of
	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense
	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio

Allstate brand
Standard auto	$3,944	69.2	(0.3)	24.5	$3,946	68.6	1.3	24.1	$3,928	70.7	2.1	24.2	$3,917	68.8	1.6	24.5
Non-standard auto	231	69.3	0.4	25.1	231	63.6	0.4	25.6	240	67.1	1.3	23.7	237	68.4	0.8	23.6
Auto	4,175	69.2	(0.3)	24.5	4,177	68.4	1.3	24.1	4,168	70.6	2.1	24.1	4,154	68.8	1.6	24.5

Homeowners	1,411	65.1	20.6	23.9	1,396	75.4	22.3	22.9	1,409	95.1	45.8	21.2	1,417	82.7	27.5	24.1
Other personal lines (1)	591	66.7	6.6	28.6	601	64.1	4.0	31.6	600	72.5	9.8	25.3	610	66.1	7.7	30.1

Total Allstate brand	6,177	68.0	5.1	24.8	6,174	69.5	6.3	24.6	6,177	76.3	12.8	23.6	6,181	71.7	8.1	25.0

Encompass brand
Standard auto	205	77.5	(0.5)	25.4	221	76.9	0.5	25.4	234	73.5	0.4	26.1	247	74.1	0.8	27.1
Non-standard auto	5	80.0	-	40.0	6	66.7	-	50.0	7	85.7	-	28.6	9	66.7	-	33.3
Auto	210	77.6	(0.5)	25.7	227	76.6	0.4	26.0	241	73.9	0.4	26.1	256	73.8	0.8	27.4

Homeowners	104	57.7	9.6	29.8	108	67.6	15.7	29.6	114	76.3	22.8	28.1	118	61.9	10.2	28.8
Other personal lines (1)	26	88.4	3.8	23.1	26	65.4	-	26.9	28	71.4	3.6	25.0	28	78.6	-	25.0

Total Encompass brand	340	72.3	2.9	26.8	361	73.1	5.0	27.2	383	74.4	7.3	26.6	402	70.7	3.5	27.6

Allstate Protection	$6,517	68.2	5.0	24.9	$6,535	69.7	6.2	24.7	$6,560	76.2	12.5	23.8	$6,583	71.6	7.8	25.1

(1)                Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

HISTORICAL IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended				Three months ended				Three months ended				Three months ended
	December 31, 2010 (1)				September 30, 2010				June 30, 2010				March 31, 2010

	Number of			State	Number of			State	Number of			State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	14	(6)	0.4	1.3	21	(7)	0.5	2.8	32	(6) (7)	0.2	0.5	8		0.3	2.9
Non-standard auto	2		0.4	3.2	4		0.7	5.8	5	(6)	2.7	10.9	1		0.9	22.1
Auto	14	(6)	0.4	1.4	24		0.5	2.9	33	(6)	0.3	0.9	9		0.3	3.3
Homeowners (3)	10		3.2	7.4	15		1.0	4.2	14	(6)	2.0	11.3	6		0.9	7.4

Encompass brand
Standard auto	6		0.1	1.1	12		(0.1)	(1.3)	10		(0.1)	(0.5)	6		1.5	7.1
Non-standard auto	-		-	-	-		-	-	-		-	-	-		-	-
Auto	6		0.1	1.1	12		(0.1)	(1.3)	10		(0.1)	(0.5)	6		1.4	7.1
Homeowners	5		0.1	0.8	8	(6)	-	(0.1)	7		-	(0.3)	5		0.7	5.2

	Three months ended				Three months ended				Three months ended				Three months ended
	December 31, 2009				September 30, 2009				June 30, 2009				March 31, 2009

	Number of			State	Number of			State	Number of			State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	15		1.5	5.5	15		1.4	6.5	12		0.8	4.3	18	(6)	0.9	3.3
Non-standard auto	4		1.1	9.4	4		1.2	5.5	2		0.1	3.2	4		0.1	1.6
Auto	17		1.5	5.6	17		1.4	6.4	13		0.8	4.3	19	(6)	0.9	3.3
Homeowners (3)	22		1.9	6.5	19	(6)	2.4	6.9	16		1.7	13.3	14		2.5	7.4

Encompass brand
Standard auto	11		1.3	9.5	13		1.6	9.6	8		1.0	8.3	24		3.7	8.1
Non-standard auto	-		-	-	-		-	-	-		-	-	1		0.9	31.7
Auto	11		1.3	9.5	13		1.6	9.6	8		0.9	8.3	25		3.6	8.1
Homeowners	10		0.6	7.9	17		2.0	4.8	10	(6)	0.5	5.7	18		1.6	6.7

(1)      Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states, rate changes approved for the three month period ending December 31, 2010 are estimated to total $251 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state.

(2)      Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 0.6%, 0.2%, (0.1)%, 1.5%, 1.6%, 0.5%, 0.6% and 0.7% for the three months ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

(3)      Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 2.5% 1.0%, 1.7%, 1.5%, 1.5%, 2.4%, 1.7% and 1.7% for the three months ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

(4)      Represents the impact in the states where rate changes were approved during the year as a percentage of total countrywide prior year-end premiums written.

(5)      Represents the impact in the states where rate changes were approved during the year as a percentage of its respective total prior year-end premiums written in those states.

(6)      Includes Washington, D.C.

(7)      Includes targeted rate decreases in certain markets to improve our competitive position for target customers (multi-car residence owners).

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009
Standard auto
($ in millions)
Net premiums written
Allstate brand	$3,843	$4,028	$3,948	$4,023	$3,860	$4,049	$3,876	$3,978	15,842	$15,763
Encompass brand	149	166	169	160	171	208	217	204	644	800
	3,992	4,194	4,117	4,183	4,031	4,257	4,093	4,182	16,486	16,563
Net premiums earned
Allstate brand	$3,941	$3,961	$3,969	$3,943	$3,944	$3,946	$3,928	$3,917	15,814	$15,735
Encompass brand	164	173	185	194	205	221	234	247	716	907
	4,105	4,134	4,154	4,137	4,149	4,167	4,162	4,164	16,530	16,642
Incurred losses
Allstate brand	$2,941	$2,723	$2,783	$2,739	$2,729	$2,708	$2,779	$2,696	11,186	$10,912
Encompass brand	125	131	135	149	159	170	172	183	540	684
	3,066	2,854	2,918	2,888	2,888	2,878	2,951	2,879	11,726	11,596
Expenses
Allstate brand	$990	$970	$969	$985	$965	$949	$949	$960	3,914	$3,823
Encompass brand	45	52	50	51	52	56	61	67	198	236
	1,035	1,022	1,019	1,036	1,017	1,005	1,010	1,027	4,112	4,059
Underwriting Income
Allstate brand	$10	$268	$217	$219	$250	$289	$200	$261	714	$1,000
Encompass brand	(6)	(10)	-	(6)	(6)	(5)	1	(3)	(22)	(13)
	4	258	217	213	244	284	201	258	692	987
Loss ratio
Allstate brand	74.6	68.7	70.1	69.4	69.2	68.6	70.7	68.8	70.7	69.3
Encompass brand	76.2	75.7	73.0	76.8	77.5	76.9	73.5	74.1	75.4	75.4
Allstate Protection	74.7	69.1	70.3	69.8	69.6	69.1	70.9	69.1	70.9	69.7
Expense ratio
Allstate brand	25.1	24.5	24.4	25.0	24.5	24.1	24.2	24.5	24.8	24.3
Encompass brand	27.5	30.1	27.0	26.3	25.4	25.4	26.1	27.1	27.7	26.0
Allstate Protection	25.2	24.7	24.5	25.1	24.5	24.1	24.3	24.7	24.9	24.4
Combined ratio
Allstate brand	99.7	93.2	94.5	94.4	93.7	92.7	94.9	93.3	95.5	93.6
Encompass brand	103.7	105.8	100.0	103.1	102.9	102.3	99.6	101.2	103.1	101.4
Allstate Protection	99.9	93.8	94.8	94.9	94.1	93.2	95.2	93.8	95.8	94.1
Effect of catastrophe losses on loss ratio
Allstate brand	0.8	0.4	2.0	0.7	(0.3)	1.3	2.1	1.6	1.0	1.2
Encompass brand	1.2	0.6	0.5	1.0	(0.5)	0.5	0.4	0.8	0.8	0.3

Allstate brand standard auto domestic operating measures (1)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009
Operating measures (2)
Policies in force (in thousands)	17,484	17,479	17,529	17,581	17,744	17,774	17,836	17,843	17,484	17,744
New issued applications (in thousands) (3)	526	537	498	464	488	524	496	521	2,025	2,029
New items added to existing policies (in thousands) (4)	340	394	397	367	336	398	406	369	1,498	1,509
Average premium - gross written ($)	442	441	444	443	441	435	430	430	443	434
Average premium - net earned ($)	433	432	433	430	428	426	425	424	432	426
Renewal ratio (%)	88.4	88.7	89.0	88.8	88.8	89.1	89.0	88.6	88.7	88.9

Loss trends
(% change year-over-year)
Bodily injury claim frequency	7.7	7.5	4.2	5.4	14.4	19.6	13.6	5.5	6.2	13.1
Property damage claim frequency	2.4	3.7	1.9	(0.1)	7.6	10.7	5.1	1.6	2.0	6.2

(1)                Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.

(2)                Refer to the Allstate Brand Domestic Operating Measures and Statistics table for descriptions of these measures.

(3)                Excluding Florida and California, new issued applications on a countrywide basis increased 18.6% to 421 thousand in the fourth quarter of 2010 from 355 thousand in the fourth quarter of 2009, and increased 12.9% to 1,606 thousand in the twelve months of 2010 from 1,423 thousand in the twelve months of 2009.

(4)                Net increases in insured cars by policy endorsement activity.

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009
Non-standard auto
($ in millions)
Net premiums written
Allstate brand	$203	$223	$220	$237	$219	$235	$232	$241	$883	$927
Encompass brand	1	1	1	3	3	6	5	8	6	22
	204	224	221	240	222	241	237	249	889	949
Net premiums earned
Allstate brand	$216	$222	$228	$230	$231	$231	$240	$237	$896	$939
Encompass brand	1	2	2	4	5	6	7	9	9	27
	217	224	230	234	236	237	247	246	905	966
Incurred losses
Allstate brand	$150	$137	$157	$158	$160	$147	$161	$162	$602	$630
Encompass brand	1	2	2	4	4	4	6	6	9	20
	151	139	159	162	164	151	167	168	611	650
Expenses
Allstate brand	$38	$61	$60	$56	$58	$59	$57	$56	$215	$230
Encompass brand	2	1	1	1	2	3	2	3	5	10
	40	62	61	57	60	62	59	59	220	240
Underwriting Income
Allstate brand	$28	$24	$11	$16	$13	$25	$22	$19	$79	$79
Encompass brand	(2)	(1)	(1)	(1)	(1)	(1)	(1)	-	(5)	(3)
	26	23	10	15	12	24	21	19	74	76
Loss ratio
Allstate brand	69.4	61.7	68.9	68.7	69.3	63.6	67.1	68.4	67.2	67.1
Encompass brand	100.0	100.0	100.0	100.0	80.0	66.7	85.7	66.7	100.0	74.1
Allstate Protection	69.6	62.0	69.2	69.2	69.5	63.7	67.6	68.3	67.5	67.3
Expense ratio
Allstate brand	17.6	27.5	26.3	24.3	25.1	25.6	23.7	23.6	24.0	24.5
Encompass brand	200.0	50.0	50.0	25.0	40.0	50.0	28.6	33.3	55.6	37.0
Allstate Protection	18.4	27.7	26.5	24.4	25.4	26.2	23.9	24.0	24.3	24.8
Combined ratio
Allstate brand	87.0	89.2	95.2	93.0	94.4	89.2	90.8	92.0	91.2	91.6
Encompass brand	300.0	150.0	150.0	125.0	120.0	116.7	114.3	100.0	155.6	111.1
Allstate Protection	88.0	89.7	95.7	93.6	94.9	89.9	91.5	92.3	91.8	92.1
Effect of catastrophe losses on loss ratio
Allstate brand	0.5	-	0.4	0.4	0.4	0.4	1.3	0.8	0.3	0.7
Encompass brand	-	-	-	-	-	-	-	-	-	-

Allstate brand non-standard auto domestic operating measures (1)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009
Operating measures (2)
Policies in force (in thousands)	640	671	706	724	719	733	743	750	640	719
New issued applications (in thousands)	63	70	77	99	84	91	86	102	309	363
Average premium - gross written ($)	627	630	619	619	625	613	612	615	624	616
Average premium - net earned ($)	576	571	573	571	574	578	583	591	573	582
Renewal ratio (%)	70.5	70.8	72.5	71.8	72.4	72.6	73.3	71.6	71.4	72.5

Loss trends
(% change year-over-year)
Bodily injury claim frequency	8.1	7.1	1.4	6.6	16.7	29.5	26.3	15.9	5.7	21.9
Property damage claim frequency	0.3	3.3	0.8	3.1	9.4	16.5	10.2	7.1	1.8	10.7

(1)   Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.

(2)   Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009
Auto
($ in millions)
Net premiums written
Allstate brand	$4,046	$4,251	$4,168	$4,260	$4,079	$4,284	$4,108	$4,219	$16,725	$16,690
Encompass brand	150	167	170	163	174	214	222	212	650	822
	4,196	4,418	4,338	4,423	4,253	4,498	4,330	4,431	17,375	17,512
Net premiums earned
Allstate brand	$4,157	$4,183	$4,197	$4,173	$4,175	$4,177	$4,168	$4,154	$16,710	$16,674
Encompass brand	165	175	187	198	210	227	241	256	725	934
	4,322	4,358	4,384	4,371	4,385	4,404	4,409	4,410	17,435	17,608
Incurred losses
Allstate brand	$3,091	$2,860	$2,940	$2,897	$2,889	$2,855	$2,940	$2,858	$11,788	$11,542
Encompass brand	126	133	137	153	163	174	178	189	549	704
	3,217	2,993	3,077	3,050	3,052	3,029	3,118	3,047	12,337	12,246
Expenses
Allstate brand	$1,028	$1,031	$1,029	$1,041	$1,023	$1,008	$1,006	$1,016	$4,129	$4,053
Encompass brand	47	53	51	52	54	59	63	70	203	246
	1,075	1,084	1,080	1,093	1,077	1,067	1,069	1,086	4,332	4,299
Underwriting Income
Allstate brand	$38	$292	$228	$235	$263	$314	$222	$280	$793	$1,079
Encompass brand	(8)	(11)	(1)	(7)	(7)	(6)	-	(3)	(27)	(16)
	30	281	227	228	256	308	222	277	766	1,063
Loss ratio
Allstate brand	74.4	68.4	70.1	69.4	69.2	68.4	70.6	68.8	70.6	69.2
Encompass brand	76.3	76.0	73.2	77.3	77.6	76.6	73.9	73.8	75.7	75.4
Allstate Protection	74.5	68.7	70.2	69.8	69.6	68.8	70.7	69.1	70.8	69.6
Expense ratio
Allstate brand	24.7	24.6	24.5	25.0	24.5	24.1	24.1	24.5	24.7	24.3
Encompass brand	28.5	30.3	27.3	26.2	25.7	26.0	26.1	27.4	28.0	26.3
Allstate Protection	24.8	24.9	24.6	25.0	24.6	24.2	24.3	24.6	24.8	24.4
Combined ratio
Allstate brand	99.1	93.0	94.6	94.4	93.7	92.5	94.7	93.3	95.3	93.5
Encompass brand	104.8	106.3	100.5	103.5	103.3	102.6	100.0	101.2	103.7	101.7
Allstate Protection	99.3	93.6	94.8	94.8	94.2	93.0	95.0	93.7	95.6	94.0
Effect of catastrophe losses on loss ratio
Allstate brand	0.8	0.4	1.9	0.7	(0.3)	1.3	2.1	1.6	0.9	1.2
Encompass brand	1.2	0.6	0.5	1.0	(0.5)	0.4	0.4	0.8	0.8	0.3
Effect of pre-tax reserve reestimates on combined ratio*
Allstate brand	(1.2)	(0.9)	(2.1)	(0.1)	(0.6)	0.1	(0.2)	(0.7)	(1.1)	(0.4)
Encompass brand	(6.1)	(1.7)	1.6	5.1	(1.0)	3.1	1.7	(2.3)	-	0.3

Allstate brand auto domestic operating measures (1)
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009
Operating measures (2)
Policies in force (in thousands)	18,124	18,150	18,235	18,305	18,463	18,507	18,579	18,593	18,124	18,463
New issued applications (in thousands)	589	607	575	563	572	615	582	623	2,334	2,392
Average premium - gross written ($)	449	449	452	451	449	443	438	438	450	442
Average premium - net earned ($)	438	437	439	436	434	432	431	431	438	432
Renewal ratio (%)	88.0	87.9	88.3	88.0	88.1	88.3	88.3	87.8	87.9	88.2

Loss trends
(% change year-over-year)
Bodily injury claim frequency	7.5	7.3	3.9	5.4	14.4	20.1	14.2	5.9	6.0	13.1
Property damage claim frequency	2.2	3.6	1.8	-	7.7	10.9	5.3	1.7	1.9	5.9
Paid severity - bodily injury	(0.2)	1.1	(1.0)	(1.3)	(4.9)	(0.9)	0.9	2.1	(0.3)	(0.7)
Paid severity - property damage	(1.7)	1.0	(1.5)	0.4	0.1	(1.0)	0.5	(2.4)	(0.5)	(0.7)

(1)                Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.

(2)                Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009
Homeowners
($ in millions)
Net premiums written
Allstate brand	$1,389	$1,610	$1,565	$1,189	$1,359	$1,573	$1,532	$1,171	$5,753	$5,635
Encompass brand	85	98	94	80	89	110	112	97	357	408
	1,474	1,708	1,659	1,269	1,448	1,683	1,644	1,268	6,110	6,043
Net premiums earned
Allstate brand	$1,431	$1,430	$1,416	$1,416	$1,411	$1,396	$1,409	$1,417	$5,693	$5,633
Encompass brand	93	96	96	100	104	108	114	118	385	444
	1,524	1,526	1,512	1,516	1,515	1,504	1,523	1,535	6,078	6,077
Incurred losses
Allstate brand	$1,113	$1,151	$1,169	$1,239	$919	$1,053	$1,340	$1,172	$4,672	$4,484
Encompass brand	60	61	62	103	60	73	87	73	286	293
	1,173	1,212	1,231	1,342	979	1,126	1,427	1,245	4,958	4,777
Expenses
Allstate brand	$346	$346	$309	$337	$337	$319	$299	$341	$1,338	$1,296
Encompass brand	28	31	29	29	31	32	32	34	117	129
	374	377	338	366	368	351	331	375	1,455	1,425
Underwriting Income
Allstate brand	$(28)	$(67)	$(62)	$(160)	$155	$24	$(230)	$(96)	$(317)	$(147)
Encompass brand	5	4	5	(32)	13	3	(5)	11	(18)	22
	(23)	(63)	(57)	(192)	168	27	(235)	(85)	(335)	(125)
Loss ratio
Allstate brand	77.8	80.5	82.6	87.5	65.1	75.4	95.1	82.7	82.1	79.6
Encompass brand	64.5	63.5	64.6	103.0	57.7	67.6	76.3	61.9	74.3	66.0
Allstate Protection	77.0	79.4	81.4	88.5	64.6	74.9	93.7	81.1	81.6	78.6
Expense ratio
Allstate brand	24.2	24.2	21.8	23.8	23.9	22.9	21.2	24.1	23.5	23.0
Encompass brand	30.1	32.3	30.2	29.0	29.8	29.6	28.1	28.8	30.4	29.0
Allstate Protection	24.5	24.7	22.4	24.2	24.3	23.3	21.7	24.4	23.9	23.5
Combined ratio
Allstate brand	102.0	104.7	104.4	111.3	89.0	98.3	116.3	106.8	105.6	102.6
Encompass brand	94.6	95.8	94.8	132.0	87.5	97.2	104.4	90.7	104.7	95.0
Allstate Protection	101.5	104.1	103.8	112.7	88.9	98.2	115.4	105.5	105.5	102.1
Effect of catastrophe losses on loss ratio
Allstate brand	30.3	23.1	34.7	37.1	20.6	22.3	45.8	27.5	31.3	29.0
Encompass brand	16.1	13.5	15.6	46.0	9.6	15.7	22.8	10.2	23.1	14.6
Effect of pre-tax reserve reestimates on combined ratio
Allstate brand	(1.8)	5.2	(4.2)	(0.4)	(3.3)	(5.2)	(0.9)	(1.2)	(0.3)	(2.6)
Encompass brand	5.4	(7.3)	(1.0)	(2.0)	(3.8)	(1.9)	1.8	(12.7)	(1.3)	(4.3)

Allstate brand homeowners domestic operating measures (1)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009
Operating measures (2)
Policies in force (in thousands)	6,690	6,740	6,821	6,886	6,973	7,027	7,104	7,181	6,690	6,973
New issued applications (in thousands)	126	140	151	119	136	148	145	127	536	556
Average premium - gross written ($)	963	953	933	921	899	889	879	861	943	883
Average premium - net earned ($)	825	821	803	795	785	771	768	771	811	773
Renewal ratio (%)	88.5	88.6	88.3	88.0	88.4	88.5	88.0	87.5	88.4	88.1

Loss trends
(% change year-over-year)
Claim frequency excluding catastrophe losses	(8.5)	(2.3)	1.7	5.1	13.9	13.5	3.9	5.1	(1.1)	9.0
Claim severity excluding catastrophe losses	4.1	2.1	(0.7)	(2.1)	(8.5)	9.0	7.0	3.2	1.6	3.0

(1)  Measures presented for Allstate brand exclude the Company’s Canadian operations.

(2)  Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009
Policies in Force (2)
(in thousands)
Standard auto	17,484	17,479	17,529	17,581	17,744	17,774	17,836	17,843
Non-standard auto	640	671	706	724	719	733	743	750
Auto	18,124	18,150	18,235	18,305	18,463	18,507	18,579	18,593
Homeowners	6,690	6,740	6,821	6,886	6,973	7,027	7,104	7,181

New Issued Applications (3)
(in thousands)
Standard auto	526	537	498	464	488	524	496	521
Non-standard auto	63	70	77	99	84	91	86	102
Auto	589	607	575	563	572	615	582	623
Homeowners	126	140	151	119	136	148	145	127

Average Premium - Gross Written ($) (4)
Standard auto	442	441	444	443	441	435	430	430
Non-standard auto	627	630	619	619	625	613	612	615
Auto	449	449	452	451	449	443	438	438
Homeowners	963	953	933	921	899	889	879	861

Average Premium - Net Earned ($) (5)
Standard auto	433	432	433	430	428	426	425	424
Non-standard auto	576	571	573	571	574	578	583	591
Auto	438	437	439	436	434	432	431	431
Homeowners	825	821	803	795	785	771	768	771

Renewal Ratio (%) (6)
Standard auto	88.4	88.7	89.0	88.8	88.8	89.1	89.0	88.6
Non-standard auto	70.5	70.8	72.5	71.8	72.4	72.6	73.3	71.6
Auto	88.0	87.9	88.3	88.0	88.1	88.3	88.3	87.8
Homeowners	88.5	88.6	88.3	88.0	88.4	88.5	88.0	87.5

Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	7.7	7.5	4.2	5.4	14.4	19.6	13.6	5.5
Non-standard auto	8.1	7.1	1.4	6.6	16.7	29.5	26.3	15.9
Auto	7.5	7.3	3.9	5.4	14.4	20.1	14.2	5.9

Property Damage Claim Frequency
(% change year-over-year)
Standard auto	2.4	3.7	1.9	(0.1)	7.6	10.7	5.1	1.6
Non-standard auto	0.3	3.3	0.8	3.1	9.4	16.5	10.2	7.1
Auto	2.2	3.6	1.8	-	7.7	10.9	5.3	1.7

Auto Paid Severity
(% change year-over-year)
Bodily injury	(0.2)	1.1	(1.0)	(1.3)	(4.9)	(0.9)	0.9	2.1
Property damage	(1.7)	1.0	(1.5)	0.4	0.1	(1.0)	0.5	(2.4)

Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	(8.5)	(2.3)	1.7	5.1	13.9	13.5	3.9	5.1
Claim severity	4.1	2.1	(0.7)	(2.1)	(8.5)	9.0	7.0	3.2

(1)   Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations, loan protection and specialty auto.

(2)   Policies in Force:  Policy counts are based on items rather than customers.  A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.

(3)   New Issued Applications:  Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period.  Does not include automobiles that are added by existing customers.

(4)   Average Premium - Gross Written:  Gross premiums written divided by issued item count.  Gross premiums written include the impacts from discounts and surcharges; and exclude the impacts from mid-term premium adjustments, ceded reinsurance premiums, and premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)   Average Premium - Net Earned:  Earned premium divided by average policies in force for the period.  Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(6)   Renewal ratio:  Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto (12 months prior for Encompass brand standard auto) or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Twelve months ended December 31, 2010

							Premium rate changes (5)
								Annual impact of
					Effect of			rate changes
	Earned	Incurred		Catastrophe	catastrophes	Number of	Number of	on state specific
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	catastrophes	states	premiums written

Florida	$74	$73	98.6%	$8	10.8%
Other hurricane exposure states	3,117	2,416	77.5%	809	26.0%
Total hurricane exposure states (2)	3,191	2,489	78.0%	817	25.6%		17	10.3%
Other catastrophe exposure states	2,887	2,469	85.5%	1,054	36.5%		24	8.2%

Total	$6,078	$4,958	81.6%	$1,871	30.8%	90	41	9.6%

						1992 to 2010 Historical Information
	1992 to 2010 Historical Information					(Adjusted for Industry Reinsurance or Insurance Mechanism)
					Effect of					Effect of
	Earned	Incurred		Catastrophe	catastrophes	Earned	Incurred		Catastrophe	catastrophes	Number of
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	premiums (4)	losses (3)	Loss ratios (3)	losses (3)	on loss ratio (3)	catastrophes

Florida	$3,637	$5,109	140.5%	$3,560	97.9%	$3,746	$3,328	88.8%	$1,778	47.5%
Other hurricane exposure states	41,697	33,381	80.1%	11,766	28.2%	41,765	33,313	79.8%	11,698	28.0%
Total hurricane exposure states (2)	45,334	38,490	84.9%	15,326	33.8%	45,511	36,641	80.5%	13,476	29.6%
Other catastrophe exposure states	38,784	29,451	75.9%	9,277	23.9%	38,785	27,609	71.2%	7,436	19.2%

Total	$84,118	$67,941	80.8%	$24,603	29.2%	$84,296	$64,250	76.2%	$20,912	24.8%	1,273

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines) for the period 1992 through 2010.  The premiums and losses are presented on a GAAP basis with adjustments as indicated in Notes 3 and 4.  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Incurred Losses

Incurred losses (which include catastrophe losses) and Catastrophe losses, exclude the effects of those events for which the exposure is now covered, at least in part, by permanent industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund (“FHCF”), California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure and help mitigate exposure to these types of events.   For the period 1992 - 2010, Incurred losses and Catastrophe losses for the Hurricane exposure states were adjusted to exclude $1.8 billion for losses related to Hurricane Andrew.  Incurred losses and Catastrophe losses for the Other catastrophe exposure states were adjusted to exclude an additional $1.8 billion for losses related to certain California earthquakes and Hawaii hurricanes.  Subsequent catastrophes of a similar magnitude are not excluded from the exhibit.  Through the use of the insurance mechanisms, Allstate may have a contingent liability for industry assessments and losses exceeding the claims paying capacity of these mechanisms as discussed in the Annual Report on Form 10-K.

(4) Earned Premiums

Earned premiums for the Hurricane exposure locations was adjusted to add back premium ceded to third party reinsurers of $178 million for hurricane reinsurance purchased in Florida, the Northeast and other states during the period 1992 to 2005.  These programs support management actions that address hurricane exposures.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure because they help mitigate exposure to these types of events, but no impact is reflected in earned premiums above.

(5) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of
								catastrophe losses relating to
								earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability					Premiums	Total	Total	Effect on the
	combined ratio					earned	catastrophe	catastrophe	Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
1992 (3)	3.2	7.1	48.7	25.5	21.2	$15,542	$3,301	$680	4.4
1993 (3)	5.8	3.0	1.2	3.8	3.4	16,039	547	607	3.8
1994 (3)	27.4	4.4	9.5	7.3	12.0	16,513	1,989	529	3.2
1995	4.0	7.8	3.8	5.0	5.2	17,540	905	683	3.9
1996	5.1	6.0	6.4	3.8	5.4	18,366	983	837	4.6
1997	2.4	2.6	2.6	0.3	2.0	18,604	365	325	1.7
1998	2.5	6.3	3.9	3.4	4.0	19,307	780	615	3.2
1999	2.6	5.6	5.4	2.7	4.1	20,112	816	623	3.1
2000	7.0	6.7	1.7	2.3	4.4	21,871	967	930	4.3
2001	1.5	9.8	2.5	2.4	4.0	22,197	894	763	3.4
2002	1.9	5.0	1.6	4.0	3.1	23,361	731	638	2.7
2003	2.2	9.2	6.1	6.5	6.0	24,677	1,489	1,256	5.1
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468	467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8

Average (2)	5.0	6.6	12.9	5.7	7.5				4.3

	Excludes the effect of catastrophe losses relating to
	Hurricane Andrew, California Earthquakes,					Premiums	Total
	and Hawaii Hurricanes (1)					earned	catastrophe
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year
1992 (3)	3.2	7.0	4.5	2.9	4.4	$15,542	$681
1993 (3)	5.6	3.0	1.5	5.1	3.8	16,039	607
1994 (3)	5.1	3.8	1.7	2.5	3.2	16,513	535
1995	4.0	7.7	1.8	5.0	4.6	17,540	843
1996	5.1	6.0	6.4	3.8	5.4	18,366	991
1997	2.4	2.6	1.8	0.3	1.8	18,604	329
1998	2.0	6.3	3.9	2.2	3.6	19,307	695
1999	2.6	5.6	5.4	2.3	3.9	20,112	790
2000	7.0	6.7	1.5	1.8	4.3	21,871	930
2001	1.5	8.1	2.5	1.7	3.5	22,197	769
2002	1.8	5.0	1.6	3.6	3.0	23,361	706
2003	2.1	9.0	6.1	6.4	5.9	24,677	1,458
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674
2006	1.6	3.7	2.5	4.1	3.0	27,369	810
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207

Average (2)	4.1	6.4	10.8	4.5	6.5

(1)

The effect of Catastrophe losses on the combined ratio is presented excluding the effects of those events for which the exposure is now covered by an industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund and California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company (see the “Commitments, Guarantees and Contingent Liabilities” footnote to the Consolidated Financial Statements).

(2)	The effect of Catastrophes and Catastrophes excluding extraordinary catastrophes on the Combined Ratio calculated as an average for all periods since 1992.

(3)	The years 1992-1994 have been adjusted to exclude the premiums earned of the PMI Group, a mortgage guarantee insurer that was sold in 1995.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended December 31, 2010
							Average
		Number		Claim and		Combined	catastrophe
Size of catastrophe		of events		claim expense		ratio impact	loss per event
Greater than $250 million		1	5.0%	$355	66.1%	5.5	$355
$101 million to $250 million		-	-	-	-	-	-
$50 million to $100 million		-	-	-	-	-	-
Less than $50 million		19	95.0	169	31.5	2.6	9
Total		20	100.0%	524	97.6	8.1	26
Prior year reserve reestimates				(23)	(4.3)	(0.4)
Prior quarter reserve reestimates				36	6.7	0.6
Total catastrophe losses				$537	100.0%	8.3

Twelve months ended December 31, 2010
							Average
		Number		Claim and		Combined	catastrophe
Size of catastrophe		of events		claim expense		ratio impact	loss per event
Greater than $250 million		1	1.1%	$355	16.1%	1.4	$355
$101 million to $250 million		4	4.4	610	27.6	2.3	153
$50 million to $100 million		8	8.9	511	23.2	2.0	64
Less than $50 million		77	85.6	894	40.5	3.4	12
Total		90	100.0%	2,370	107.4	9.1	26
Prior year reserve reestimates				(163)	(7.4)	(0.6)
Total catastrophe losses				$2,207	100.0%	8.5

1995 through December 2010
	Principal						Average
	state with	Number		Claim and		Combined	catastrophe
Size of catastrophe	loss	of events		claim expense		ratio impact	loss per event
Greater than $250 million (1)
Hurricane Katrina - 2005	LA			$3,592	13.9%	1.0	$3,592
Hurricane Rita - 2005	TX			891	3.4	0.2	891
Hurricane Ike - 2008	TX			864	3.3	0.2	864
Hurricane Ivan - 2004	FL			632	2.4	0.2	632
Hurricane Charley - 2004	FL			605	2.3	0.2	605
Hurricane Frances - 2004	FL			550	2.1	0.1	550
Hurricane Wilma - 2005	FL			539	2.1	0.1	539
Arizona Hail - 2010	AZ			355	1.4	0.1	355
Hurricane Jeanne - 2004	FL			337	1.3	0.1	337
October 2003 Fires	CA			300	1.2	0.1	300
Hurricane Gustav - 2008	LA			273	1.1	0.1	273
Greater than $250 million		11	1.0%	8,938	34.5	2.4	813
$101 million to $250 million		20	1.8	3,079	11.9	0.8	154
$50 million to $100 million		55	5.1	3,813	14.7	1.0	69
Less than $50 million		998	92.1	10,079	38.9	2.7	10
Total		1,084	100.0%	$25,909	100.0%	6.9	24

(1)    Catastrophe claims and claims expense of $2.26 billion related to Hurricane Andrew of 1992 and $2.08 billion related to the Northridge earthquake of 1994, which were incurred prior to 1995, are excluded from the table above.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRE-TAX PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009

Pre-tax Reserve Reestimates (1)

Auto	$(59)	$(40)	$(85)	$5	$(29)	$11	$(4)	$(35)	$(179)	$(57)
Homeowners	(21)	67	(61)	(8)	(50)	(75)	(11)	(32)	(23)	(168)
Other personal lines	80	(38)	(5)	(22)	51	(3)	32	9	15	89

Allstate Protection (2)	-	(11)	(151)	(25)	(28)	(67)	17	(58)	(187)	(136)

Discontinued Lines and Coverages	3	22	1	2	3	15	3	3	28	24

Property-Liability	$3	$11	$(150)	$(23)	$(25)	$(52)	$20	$(55)	$(159)	$(112)

Allstate brand	$5	$-	$(152)	$(34)	$(20)	$(74)	$9	$(41)	$(181)	$(126)
Encompass brand	(5)	(11)	1	9	(8)	7	8	(17)	(6)	(10)

Allstate Protection (2)	$-	$(11)	$(151)	$(25)	$(28)	$(67)	$17	$(58)	$(187)	$(136)

Effect of Pre-tax Reserve
Reestimates on Combined Ratio (1)

Auto	(0.9)	(0.6)	(1.3)	0.1	(0.4)	0.2	-	(0.5)	(0.7)	(0.2)
Homeowners	(0.3)	1.0	(0.9)	(0.1)	(0.8)	(1.2)	(0.2)	(0.5)	(0.1)	(0.6)
Other personal lines	1.2	(0.6)	(0.1)	(0.4)	0.8	-	0.5	0.1	0.1	0.3

Allstate Protection (2)	-	(0.2)	(2.3)	(0.4)	(0.4)	(1.0)	0.3	(0.9)	(0.7)	(0.5)

Discontinued Lines and Coverages	0.1	0.4	-	-	-	0.3	-	0.1	0.1	0.1

Property-Liability	0.1	0.2	(2.3)	(0.4)	(0.4)	(0.7)	0.3	(0.8)	(0.6)	(0.4)

Allstate brand	0.1	-	(2.3)	(0.5)	(0.3)	(1.1)	0.2	(0.6)	(0.7)	(0.5)
Encompass brand	(0.1)	(0.2)	-	0.1	(0.1)	0.1	0.1	(0.3)	-	-

Allstate Protection (2)	-	(0.2)	(2.3)	(0.4)	(0.4)	(1.0)	0.3	(0.9)	(0.7)	(0.5)

(1)  Favorable reserve reestimates are shown in parentheses.

(2)  Favorable reserve reestimates included in catastrophe losses totaled $23 million and $30 million in the three months ended December 31, 2010 and 2009, respectively. Favorable reserve reestimates included in catastrophe losses totaled $163 million and $169 million in the twelve months ended December 31, 2010 and 2009, respectively.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

HISTORICAL PRE-TAX PRIOR YEAR RESERVE REESTIMATES (1)

($ in millions)

	Twelve months ended December 31,

	2010	2009	2008	2007	2006

Allstate brand	$(181)	$(126)	$155	$(167)	$(1,085)
Encompass brand	(6)	(10)	(3)	(52)	(18)

Allstate Protection	(187)	(136)	152	(219)	(1,103)

Discontinued Lines and Coverages	28	24	18	47	132

Property-Liability	$(159)	$(112)	$170	$(172)	$(971)

Effect of Property-Liability pre-tax reserve reestimates on the combined ratio	(0.6)	(0.4)	0.7	(0.6)	(3.5)

(1)  Favorable reserve reestimates are shown in parentheses.

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY LOSS RESERVES

($ in millions)

	Twelve months ended December 31,

	2010	2009	2008	2007	2006
(net of reinsurance)

Net reserve for claims and claims expense, beginning of year	$17,028	$17,182	$16,660	$16,610	$18,931
Claims and claims expense
Provision attributable to the current year	19,110	18,858	19,894	17,839	16,988
Change in provision attributable to prior years (1)	(159)	(112)	170	(172)	(971)
Total claims and claims expense	18,951	18,746	20,064	17,667	16,017

Payments
Claims and claims expense attributable to current year	(12,012)	(11,906)	(12,658)	(10,933)	(10,386)
Claims and claims expense attributable to prior years	(6,571)	(6,994)	(6,884)	(6,684)	(7,952)
Total payments	(18,583)	(18,900)	(19,542)	(17,617)	(18,338)

Net reserve for claims and claims expense, end of year (2)	$17,396	$17,028	$17,182	$16,660	$16,610

Percent change in loss reserves	2.2%	(0.9)%	3.1%	0.3%	(12.3)%

(1) Reserve reestimates due to:
Asbestos and environmental claims	$23	$5	$8	$80	$96
All other property-liability claims	(182)	(117)	162	(252)	(1,067)
Change in pre-tax reserve	$(159)	$(112)	$170	$(172)	$(971)

(2)    Net reserves for claims and claims expense are net of expected reinsurance recoveries of $2.07 billion, $2.14 billion, $2.27 billion, $2.21 billion and $2.26 billion at December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended				Twelve months ended December 31,

	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2010	2010	2010	2010	2009	2008	2007	2006
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,133	$1,142	$1,157	$1,180	$1,180	$1,228	$1,302	$1,375	$1,373
Incurred claims and claims expense	-	5	-	-	5	(8)	8	17	86
Claims and claims expense paid	(33)	(14)	(15)	(23)	(85)	(40)	(82)	(90)	(84)
Ending reserves	$1,100	$1,133	$1,142	$1,157	$1,100	$1,180	$1,228	$1,302	$1,375

Claims and claims expense paid as a percent of ending reserves	3.0%	1.2%	1.3%	2.0%	7.7%	3.4%	6.7%	6.9%	6.1%

Environmental claims
Beginning reserves	$205	$190	$197	$198	$198	$195	$232	$194	$205
Incurred claims and claims expense	-	18	-	-	18	13	-	63	10
Claims and claims expense paid	(4)	(3)	(7)	(1)	(15)	(10)	(37)	(25)	(21)
Ending reserves	$201	$205	$190	$197	$201	$198	$195	$232	$194

Claims and claims expense paid as a percent of ending reserves	2.0%	1.5%	3.7%	0.5%	7.5%	5.1%	19.0%	10.8%	10.8%

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009

Investments	$61,582	$62,915	$61,804	$62,336	$62,216	$61,891	$59,861	$59,576	$61,582	$62,216

Premiums and deposits *	$962	$1,011	$1,018	$1,105	$1,156	$1,033	$1,399	$1,533	$4,096	$5,121
Deposits to contractholder funds	(683)	(730)	(739)	(828)	(898)	(802)	(1,152)	(1,298)	(2,980)	(4,150)
Deposits to separate accounts	(25)	(25)	(25)	(26)	(27)	(27)	(28)	(28)	(101)	(110)
Change in unearned premiums and other adjustments	19	34	32	38	12	28	29	39	123	108
Life and annuity premiums	273	290	286	289	243	232	248	246	1,138	969

Contract charges	258	258	259	255	255	250	246	238	1,030	989

Premiums and contract charges	531	548	545	544	498	482	494	484	2,168	1,958
Net investment income	692	707	723	731	737	744	764	819	2,853	3,064
Periodic settlements and accruals on non-hedge derivative instruments	13	10	11	17	14	2	(3)	1	51	14
Contract benefits	(443)	(445)	(485)	(442)	(441)	(382)	(407)	(387)	(1,815)	(1,617)
Interest credited to contractholder funds	(439)	(446)	(450)	(463)	(479)	(497)	(520)	(542)	(1,798)	(2,038)
Amortization of deferred policy acquisition costs	(86)	(101)	(41)	(58)	(90)	(108)	(130)	(109)	(286)	(437)
Operating costs and expenses (1)	(115)	(118)	(116)	(120)	(105)	(99)	(105)	(121)	(469)	(430)
Restructuring and related charges	2	-	1	-	(1)	(4)	(2)	(18)	3	(25)
Income tax expense on operations	(51)	(47)	(63)	(70)	(38)	(43)	(26)	(42)	(231)	(149)

Operating income (2)	104	108	125	139	95	95	65	85	476	340

Realized capital gains and losses, after-tax	23	(25)	(230)	(105)	(178)	(151)	82	(170)	(337)	(417)
DAC and DSI (amortization) accretion relating to realized capital gains and losses, after-tax	(43)	7	4	(2)	(45)	18	(131)	(19)	(34)	(177)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	(18)	-	-	-	(224)	(18)	(224)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(8)	(7)	(7)	(11)	(9)	(1)	2	(1)	(33)	(9)
Gain on disposition of operations, after-tax	-	2	1	1	-	1	1	2	4	4

Net income (loss)	$76	$85	$(107)	$4	$(137)	$(38)	$19	$(327)	$58	$(483)

(1)

Operating costs and expenses increased $10 million and $39 million in the three months and twelve months ended December 31, 2010, respectively, compared to the same periods in 2009. The increase in the three months ended December 31, 2010 was primarily due to non-recurring litigation costs, higher non-deferrable commissions related to accident and health insurance business and higher product development costs. The increase in the twelve months ended December 31, 2010 was primarily due to increased non-deferrable acquisition costs, higher product development, marketing and technology costs, increased litigation expenses, lower reinsurance expense allowances resulting from higher retention and increases in the net costs of employee benefits.  In the twelve months ended December 31, 2010, these increased costs were partially offset by Allstate Financial expense reduction actions, which resulted in lower employee, professional services and sales support expenses.

(2)

Operating income in the three months ended June 30, 2010 included a $7 million after-tax reinsurance recovery and $5 million after-tax favorable net impact or reserve reestimates.  Operating income in the three months ended March 31, 2010 included a $26 million favorable after-tax DAC unlock.

THE ALLSTATE CORPORATION

HISTORICAL ALLSTATE FINANCIAL RESULTS

($ in millions)

	At or for the Year Ended December 31,

	2010	2009	2008	2007	2006

Investments	$61,582	$62,216	$61,449	$74,256	$75,951

Premiums and deposits	$4,096	$5,121	$10,952	$9,627	$11,678
Deposits to contractholder funds	(2,980)	(4,150)	(9,984)	(8,632)	(10,066)
Deposits to separate accounts	(101)	(110)	(129)	(136)	(713)
Change in unearned premiums and other adjustments	123	108	104	11	-
Life and annuity premiums	1,138	969	943	870	899

Contract charges	1,030	989	952	996	1,065

Premiums and contract charges	2,168	1,958	1,895	1,866	1,964
Net investment income	2,853	3,064	3,811	4,297	4,173
Periodic settlements and accruals on non-hedge derivative instruments	51	14	20	46	56
Contract benefits	(1,815)	(1,617)	(1,612)	(1,589)	(1,570)
Interest credited to contractholder funds	(1,798)	(2,038)	(2,417)	(2,682)	(2,614)
Operating costs and expenses (1)	(755)	(867)	(1,051)	(1,042)	(1,117)
Restructuring and related charges	3	(25)	(1)	(2)	(24)
Income tax expense on operations	(231)	(149)	(207)	(279)	(274)

Operating income	476	340	438	615	594

Realized capital gains and losses, after-tax (2)	(389)	(818)	(1,923)	(113)	(14)
Non-recurring items, after-tax (3)	-	-	(219)	-	(18)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(33)	(9)	(13)	(29)	(36)
Gain (loss) on disposition of operations, after-tax	4	4	(4)	(8)	(62)

Net income (loss)	$58	$(483)	$(1,721)	$465	$464

Life insurance in force, net of reinsurance	$294,125	$281,961	$280,042	$271,035	$254,726

(1)                     Includes amortization expense on DAC, excluding the portion relating to realized capital gains and losses.

(2)                     Includes amortization expense on DAC and DSI relating to realized capital gains and losses, after-tax.

(3)                     During the fourth quarter of 2008, for traditional life insurance and immediate annuities with life contingencies, an aggregate premium deficiency of $336 million, pre-tax ($219 million, after-tax) resulted primarily from an experience study indicating that the annuitants on certain life-contingent contracts are projected to live longer than we anticipated when the contracts were issued, and, to a lesser degree, a reduction in the related investment portfolio yield.  The deficiency was recorded through a reduction in deferred acquisition costs.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS, CONTRACT CHARGES AND DEPOSITS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$103	$107	$104	$106	$104	$103	$100	$100	$420	$407
Accident and health insurance premiums	157	157	151	156	120	114	114	112	621	460
Interest-sensitive life insurance contract charges	251	249	249	242	245	238	235	226	991	944
	511	513	504	504	469	455	449	438	2,032	1,811
Annuities
Immediate annuities with life contingencies premiums	13	26	31	27	19	15	34	34	97	102
Other fixed annuity contract charges	7	9	10	13	10	12	11	12	39	45
	20	35	41	40	29	27	45	46	136	147
Total	$531	$548	$545	$544	$498	$482	$494	$484	$2,168	$1,958

PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL

Allstate agencies	$253	$247	$247	$246	$249	$239	$240	$237	$993	$965
Workplace enrolling agents	166	166	161	161	126	124	121	119	654	490
Other	112	135	137	137	123	119	133	128	521	503
Total	$531	$548	$545	$544	$498	$482	$494	$484	$2,168	$1,958

PREMIUMS AND DEPOSITS - BY PRODUCT

Interest-sensitive life insurance	$353	$359	$387	$389	$384	$355	$356	$341	$1,488	$1,436
Fixed annuities	193	249	266	319	369	357	669	669	1,027	2,064
Traditional life and accident and health insurance	277	262	253	256	242	217	215	202	1,048	876
Bank deposits	139	141	112	141	161	104	159	321	533	745
Total	$962	$1,011	$1,018	$1,105	$1,156	$1,033	$1,399	$1,533	$4,096	$5,121

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009

Beginning balance	$48,936	$49,443	$51,027	$52,582	$53,336	$53,999	$56,621	$58,413	$52,582	$58,413

Deposits
Fixed annuities	180	224	237	291	351	343	635	635	932	1,964
Interest-sensitive life insurance	363	363	391	395	384	355	357	342	1,512	1,438
Bank and other deposits	246	262	234	252	275	208	268	427	994	1,178
Total deposits	789	849	862	938	1,010	906	1,260	1,404	3,438	4,580

Interest credited	439	445	448	462	481	498	515	531	1,794	2,025

Maturities, benefits, withdrawals and other adjustments
Maturities and retirements of institutional products	(49)	(3)	(827)	(954)	(58)	(212)	(2,552)	(1,951)	(1,833)	(4,773)
Benefits	(365)	(397)	(395)	(395)	(353)	(379)	(406)	(450)	(1,552)	(1,588)
Surrenders and partial withdrawals	(1,305)	(1,295)	(1,355)	(1,248)	(1,540)	(1,184)	(1,235)	(1,213)	(5,203)	(5,172)
Contract charges	(252)	(247)	(243)	(241)	(238)	(232)	(227)	(221)	(983)	(918)
Net transfers from separate accounts	3	3	3	2	3	2	2	4	11	11
Fair value hedge adjustments for institutional products	(23)	24	(74)	(123)	(6)	1	78	(48)	(196)	25
Other adjustments	22	114	(3)	4	(53)	(63)	(57)	152	137	(21)
Total maturities, benefits, withdrawals and other adjustments	(1,969)	(1,801)	(2,894)	(2,955)	(2,245)	(2,067)	(4,397)	(3,727)	(9,619)	(12,436)

Ending balance	$48,195	$48,936	$49,443	$51,027	$52,582	$53,336	$53,999	$56,621	$48,195	$52,582

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009

Benefit spread
Premiums	$273	$290	$286	$289	$243	$232	$248	$246	$1,138	$969
Cost of insurance contract charges (1)	161	161	159	156	158	156	150	152	637	616
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(307)	(310)	(346)	(303)	(301)	(243)	(267)	(248)	(1,266)	(1,059)
Total benefit spread	127	141	99	142	100	145	131	150	509	526

Investment spread
Net investment income	692	707	723	731	737	744	764	819	2,853	3,064
Implied interest on immediate annuities with life contingencies (2)	(136)	(135)	(139)	(139)	(140)	(139)	(140)	(139)	(549)	(558)
Interest credited to contractholder funds	(449)	(445)	(450)	(463)	(490)	(496)	(561)	(579)	(1,807)	(2,126)
Total investment spread	107	127	134	129	107	109	63	101	497	380

Surrender charges and contract maintenance expense fees (1)	97	97	100	99	97	94	96	86	393	373
Realized capital gains and losses	36	(38)	(353)	(162)	(275)	(234)	121	(43)	(517)	(431)
Amortization of deferred policy acquisition costs	(141)	(91)	(35)	(89)	(148)	(80)	(289)	(448)	(356)	(965)
Operating costs and expenses	(115)	(118)	(116)	(120)	(105)	(99)	(105)	(121)	(469)	(430)
Restructuring and related charges	2	—	1	—	(1)	(4)	(2)	(18)	3	(25)
(Loss) gain on disposition of operations	(1)	4	2	1	1	2	1	3	6	7
Income tax (expense) benefit on operations	(36)	(37)	61	4	87	29	3	(37)	(8)	82

Net income (loss)	$76	$85	$(107)	$4	$(137)	$(38)	$19	$(327)	$58	$(483)

Benefit spread by product group
Life insurance	$78	$93	$23	$88	$68	$96	$96	$103	$282	$363
Accident and health insurance	63	65	60	64	47	50	50	49	252	196
Annuities	(14)	(17)	16	(10)	(15)	(1)	(15)	(2)	(25)	(33)
Total benefit spread	$127	$141	$99	$142	$100	$145	$131	$150	$509	$526

Investment spread by product group
Annuities and institutional products	$31	$44	$54	$50	$45	$44	$3	$34	$179	$126
Life insurance	11	11	6	7	1	(2)	7	(3)	35	3
Allstate Bank products	7	8	8	8	9	8	7	6	31	30
Accident and health insurance	5	5	4	4	3	5	4	4	18	16
Net investment income on investments supporting capital	53	59	62	60	49	54	42	60	234	205
Total investment spread	$107	$127	$134	$129	$107	$109	$63	$101	$497	$380

(1) Reconciliation of contract charges
Cost of insurance contract charges	$161	$161	$159	$156	$158	$156	$150	$152	$637	$616
Surrender charges and contract maintenance expense fees	97	97	100	99	97	94	96	86	393	373
Total contract charges	$258	$258	$259	$255	$255	$250	$246	$238	$1,030	$989

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(307)	$(310)	$(346)	$(303)	$(301)	$(243)	$(267)	$(248)	$(1,266)	$(1,059)
Implied interest on immediate annuities with life contingencies	(136)	(135)	(139)	(139)	(140)	(139)	(140)	(139)	(549)	(558)
Total contract benefits	$(443)	$(445)	$(485)	$(442)	$(441)	$(382)	$(407)	$(387)	$(1,815)	$(1,617)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended December 31, 2010			Three months ended December 31, 2009

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.4%	4.3%	1.1%	5.9%	4.6%	1.3%
Deferred fixed annuities and institutional products	4.3	3.3	1.0	4.4	3.3	1.1
Immediate fixed annuities with and without life contingencies	6.5	6.3	0.2	6.3	6.5	(0.2)
Investments supporting capital, traditional life and other products	3.6	N/A	N/A	3.7	N/A	N/A

	Twelve months ended December 31, 2010			Twelve months ended December 31, 2009

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.5%	4.4%	1.1%	5.5%	4.6%	0.9%
Deferred fixed annuities and institutional products	4.4	3.2	1.2	4.5	3.4	1.1
Immediate fixed annuities with and without life contingencies	6.4	6.4	—	6.3	6.5	(0.2)
Investments supporting capital, traditional life and other products	3.7	N/A	N/A	3.7	N/A	N/A

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009

Net investment income	$15	$14	$16	$15	$15	$14	$10	$13	$60	$52
Operating costs and expenses	(86)	(95)	(101)	(97)	(108)	(109)	(103)	(90)	(379)	(410)
Income tax benefit on operations	32	31	33	32	36	37	36	32	128	141

Operating loss	(39)	(50)	(52)	(50)	(57)	(58)	(57)	(45)	(191)	(217)

Realized capital gains and losses,
after-tax	(1)	1	5	2	5	3	5	(2)	7	11

Net loss	$(40)	$(49)	$(47)	$(48)	$(52)	$(55)	$(52)	$(47)	$(184)	$(206)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2010	2010	2010	2010	2009	2010	2010	2010	2010	2009

Fixed income securities, at fair value:
Tax-exempt	$9,394	$10,287	$12,067	$13,181	$14,294	$62	$63	$64	$64	$64
Taxable	18,019	19,135	17,089	15,552	12,991	49,872	51,477	50,483	50,246	49,222
Equity securities, at fair value	4,578	3,499	3,063	3,580	4,840	233	208	191	227	184
Mortgage loans	18	28	38	50	50	6,661	6,933	7,135	7,589	7,885
Limited partnership interests	2,506	2,289	2,014	1,744	1,674	1,274	1,128	1,067	1,023	1,032
Short-term, at fair value	430	454	655	608	503	1,297	1,038	947	1,074	1,697
Other	103	53	139	94	174	2,183	2,068	1,917	2,113	2,132
Total	$35,048	$35,745	$35,065	$34,809	$34,526	$61,582	$62,915	$61,804	$62,336	$62,216

Fixed income securities, at amortized cost:
Tax-exempt	$9,399	$9,900	$11,804	$13,041	$14,177	$59	$59	$60	$60	$60
Taxable	17,981	18,853	17,097	15,793	13,414	49,130	49,809	50,301	51,392	51,435
Ratio of fair value to amortized cost	100.1%	102.3%	100.9%	99.6%	98.9%	101.5%	103.4%	100.4%	97.8%	95.7%
Equity securities, at cost	$4,043	$3,266	$3,175	$3,253	$4,685	$185	$181	$181	$183	$160
Short-term, at amortized cost	430	454	655	608	503	1,297	1,038	947	1,074	1,697

	CORPORATE AND OTHER					CONSOLIDATED

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2010	2010	2010	2010	2009	2010	2010	2010	2010	2009

Fixed income securities, at fair value:
Tax-exempt	$658	$618	$613	$652	$670	$10,114	$10,968	$12,744	$13,897	$15,028
Taxable	1,607	1,613	1,609	1,589	1,525	69,498	72,225	69,181	67,387	63,738
Equity securities, at fair value	-	-	-	-	-	4,811	3,707	3,254	3,807	5,024
Mortgage loans	-	-	-	-	-	6,679	6,961	7,173	7,639	7,935
Limited partnership interests	36	37	38	35	38	3,816	3,454	3,119	2,802	2,744
Short-term, at fair value	1,552	1,284	812	800	856	3,279	2,776	2,414	2,482	3,056
Other	-	2	2	2	2	2,286	2,123	2,058	2,209	2,308
Total	$3,853	$3,554	$3,074	$3,078	$3,091	$100,483	$102,214	$99,943	$100,223	$99,833

Fixed income securities, at amortized cost:
Tax-exempt	$637	$585	$582	$619	$632	$10,095	$10,544	$12,446	$13,720	$14,869
Taxable	1,580	1,580	1,581	1,581	1,525	68,691	70,242	68,979	68,766	66,374
Ratio of fair value to amortized cost	102.2%	103.0%	102.7%	101.9%	101.8%	101.0%	103.0%	100.6%	98.5%	97.0%
Equity securities, at cost	$-	$-	$-	$-	$-	$4,228	$3,447	$3,356	$3,436	$4,845
Short-term, at amortized cost	1,552	1,284	812	800	856	3,279	2,776	2,414	2,482	3,056

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	December 31, 2010			September 30, 2010			June 30, 2010

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$276	$8,596	103.3	$532	$11,253	105.0	$512	$9,185	105.9
Municipal	(267)	15,934	98.4	402	16,768	102.5	89	18,849	100.5
Corporate	1,395	37,655	103.8	2,334	37,204	106.7	1,445	35,935	104.2
Foreign government	337	3,158	111.9	482	3,428	116.4	350	3,252	112.1
Residential mortgage-backed securities (“RMBS”)	(516)	7,993	93.9	(693)	8,499	92.5	(954)	8,961	90.4
Commercial mortgage-backed securities (“CMBS”)	(219)	1,994	90.1	(382)	1,993	83.9	(553)	2,132	79.4
Asset-backed securities (“ABS”)	(181)	4,244	95.9	(270)	4,010	93.7	(390)	3,572	90.2
Redeemable preferred stock	1	38	102.7	2	38	105.6	1	39	102.6
Total fixed income securities	826	79,612	101.0	2,407	83,193	103.0	500	81,925	100.6

Equity securities	583	4,811	113.8	260	3,707	107.5	(102)	3,254	97.0
Short-term investments	-	3,279	100.0	-	2,776	100.0	-	2,414	100.0
Derivatives	(22)	439	95.2	(17)	318	94.9	2	283	100.7
Unrealized net capital gains and losses, pre-tax	$1,387	$88,141	101.6	$2,650	$89,994	103.0	$400	$87,876	100.5

Amounts recognized for:
Insurance reserves (2)	(41)			(608)			(292)
DAC and DSI (3)	97			(49)			403
Amounts recognized	56			(657)			111

Deferred income taxes	(508)			(701)			(183)

Unrealized net capital gains and losses, after-tax	$935			$1,292			$328

	March 31, 2010			December 31, 2009			September 30, 2009

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$218	$8,422	102.7	$203	$7,536	102.8	$255	$8,132	103.2
Municipal	(256)	20,148	98.7	(403)	21,280	98.1	39	22,167	100.2
Corporate	914	34,499	102.7	345	33,115	101.1	206	32,059	100.6
Foreign government	306	3,314	110.2	291	3,197	110.0	330	2,874	113.0
RMBS	(1,231)	9,112	88.1	(1,500)	7,987	84.2	(1,756)	8,077	82.1
CMBS	(768)	2,452	76.1	(925)	2,586	73.7	(1,159)	2,578	69.0
ABS	(387)	3,297	89.5	(488)	3,026	86.1	(720)	2,637	78.6
Redeemable preferred stock	2	40	105.3	-	39	100.0	(1)	37	97.4
Total fixed income securities	(1,202)	81,284	98.5	(2,477)	78,766	97.0	(2,806)	78,561	96.6

Equity securities	371	3,807	110.8	179	5,024	103.7	329	4,603	107.7
Short-term investments	-	2,482	100.0	-	3,056	100.0	-	3,470	100.0
Derivatives	(18)	437	96.0	(23)	548	96.0	(24)	538	95.7
Unrealized net capital gains and losses, pre-tax	$(849)	$88,010	99.0	$(2,321)	$87,394	97.4	$(2,501)	$87,172	97.2

Amounts recognized for:
Insurance reserves (2)	-			-			-
DAC and DSI (3)	726			990			2,679
Amounts recognized	726			990			2,679

Deferred income taxes	39			461			(66)

Unrealized net capital gains and losses, after-tax	$(84)			$(870)			$112

(1)        The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2)        The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency.  Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(3)        The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.  Only the unrealized net capital gains and losses on the Allstate Financial fixed annuity and interest-sensitive life product portfolios are used in this calculation. The DAC and DSI adjustment balance, subject to limitations, is determined by applying the DAC and DSI amortization rate to unrealized net capital gains or losses.  Recapitalization of the DAC and DSI balances is limited to the originally deferred costs plus interest.

THE ALLSTATE CORPORATION

GROSS UNREALIZED GAINS AND LOSSES ON FIXED INCOME SECURITIES BY TYPE AND SECTOR

($ in millions)

	As of December 31, 2010

						Amortized
						cost as a	Fair value
	Par	Amortized	Gross unrealized		Fair	percent of	as a percent
	value (1)	cost	Gains	Losses	value	par value (2)	of par value (2)

Corporate:
Banking	$4,378	$4,282	$118	$(154)	$4,246	97.8%	97.0%
Utilities	6,209	6,227	433	(58)	6,602	100.3	106.3
Consumer goods (cyclical and non-cyclical)	6,236	6,318	305	(53)	6,570	101.3	105.4
Financial services	3,619	3,553	141	(36)	3,658	98.2	101.1
Capital goods	3,862	3,867	238	(34)	4,071	100.1	105.4
Transportation	1,911	1,925	99	(29)	1,995	100.7	104.4
Basic industry	1,726	1,750	91	(14)	1,827	101.4	105.9
Technology	1,613	1,641	72	(14)	1,699	101.7	105.3
Energy	2,455	2,480	136	(9)	2,607	101.0	106.2
Communications	2,139	2,117	115	(9)	2,223	99.0	103.9
FDIC guaranteed	721	724	3	-	727	100.4	100.8
Other	1,502	1,376	65	(11)	1,430	91.6	95.2
Total corporate fixed income portfolio	36,371	36,260	1,816	(421)	37,655	99.7	103.5

U.S. government and agencies	8,904	8,320	327	(51)	8,596	93.4	96.5
Municipal	20,323	16,201	379	(646)	15,934	79.7	78.4
Foreign government	3,270	2,821	347	(10)	3,158	86.3	96.6
RMBS	9,231	8,509	216	(732)	7,993	92.2	86.6
CMBS	2,227	2,213	58	(277)	1,994	99.4	89.5
ABS	4,796	4,425	113	(294)	4,244	92.3	88.5
Redeemable preferred stock	38	37	1	-	38	97.4	100.0
Total fixed income securities	$85,160	$78,786	$3,257	$(2,431)	$79,612	92.5	93.5

(1)                    Included in par value are zero-coupon securities that are generally purchased at a deep discount to the par value that is received at maturity.  These primarily included corporate, U.S. government and agencies, municipal and foreign government zero-coupon securities with par value of $723 million, $1.70 billion, $5.82 billion and $1.36 billion, respectively.

(2)                    Excluding the impact of zero-coupon securities, the percentage of amortized cost to par value would be 100.1% for corporates, 101.8% for U.S. government and agencies, 99.6% for municipals and 103.7% for foreign governments.  Similarly, excluding the impact of zero-coupon securities, the percentage of fair value to par value would be 103.9% for corporates, 103.2% for U.S. government and agencies, 98.8% for municipals and 109.7% for foreign governments.

THE ALLSTATE CORPORATION

FAIR VALUE AND UNREALIZED NET CAPITAL GAINS AND LOSSES FOR FIXED INCOME SECURITIES BY CREDIT RATING

($ in millions)

	As of December 31, 2010

	Aaa		Aa		A		Baa		Ba or lower (1)		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Par	Fair	Unrealized
	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	value	gain/(loss)

U.S. government and agencies	$8,596	$276	$-	$-	$-	$-	$-	$-	$-	$-	$8,904	$8,596	$276

Municipal
Tax exempt	1,384	81	4,357	76	2,454	(7)	1,342	(46)	577	(85)	11,144	10,114	19
Taxable	193	(2)	2,619	(18)	1,110	(38)	495	(74)	137	(47)	7,806	4,554	(179)
Auction rate securities	893	(51)	61	(6)	113	(16)	101	(14)	98	(20)	1,373	1,266	(107)
Sub-total	2,470	28	7,037	52	3,677	(61)	1,938	(134)	812	(152)	20,323	15,934	(267)

Corporate
Public	1,604	21	2,771	98	7,939	367	8,917	402	1,909	69	22,022	23,140	957
Privately placed	936	14	1,881	50	3,917	169	6,241	174	1,540	31	14,349	14,515	438
Sub-total	2,540	35	4,652	148	11,856	536	15,158	576	3,449	100	36,371	37,655	1,395

Foreign government	1,766	257	479	22	537	36	376	22	-	-	3,270	3,158	337

RMBS
U.S. government sponsored entities	4,728	147	-	-	-	-	-	-	-	-	4,511	4,728	147
Prime residential mortgage-backed securities	434	4	71	(1)	197	2	8	-	517	(5)	1,302	1,227	-
Alt-A residential mortgage-backed securities	40	(2)	62	(6)	102	(5)	39	(4)	406	(96)	1,003	649	(113)
Subprime residential mortgage-backed securities	88	(3)	297	(67)	89	(23)	98	(24)	817	(433)	2,415	1,389	(550)
Sub-total	5,290	146	430	(74)	388	(26)	145	(28)	1,740	(534)	9,231	7,993	(516)

CMBS	1,134	42	241	(9)	151	(18)	331	(100)	137	(134)	2,227	1,994	(219)

ABS
Collateralized debt obligations	30	(1)	628	(14)	481	(44)	282	(72)	489	(70)	2,467	1,910	(201)
Consumer and other asset-backed securities	1,343	22	405	3	363	-	198	-	25	(5)	2,329	2,334	20
Sub-total	1,373	21	1,033	(11)	844	(44)	480	(72)	514	(75)	4,796	4,244	(181)

Redeemable preferred stock	-	-	1	-	2	-	30	1	5	-	38	38	1
Total fixed income securities	$23,169	$805	$13,873	$128	$17,455	$423	$18,458	$265	$6,657	$(795)	$85,160	$79,612	$826

(1)

Securities rated below investment grade comprise securities with a rating of Ba or lower. As of December 31, 2010, 68% of below investment grade gross unrealized losses were concentrated in RMBS, specifically Alt-A and Subprime, CMBS and ABS, specifically cash flow CLO. The fair value of these securities totaled $1.39 billion, an increase of 7.8%, compared to $1.29 billion as of December 31, 2009, due to improved valuations resulting from tighter credit spreads driven by lower risk premiums. Gross unrealized losses on these securities totaled $736 million as of December 31, 2010, a decrease of 42.6%, compared to $1.28 billion as of December 31, 2009, due to improved valuations, impairment write-downs, sales and principal collections, partially offset by the downgrade of certain securities to below investment grade during 2010.

THE ALLSTATE CORPORATION

REALIZED CAPITAL GAINS AND LOSSES BY TRANSACTION TYPE

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009

Impairment write-downs (1)	$(198)	$(137)	$(239)	$(223)	$(270)	$(381)	$(291)	$(620)	$(797)	$(1,562)
Change in intent write-downs (2)	(75)	(30)	(67)	(32)	(215)	(11)	(26)	(105)	(204)	(357)
Net other-than-temporary impairment losses recognized in earnings	(273)	(167)	(306)	(255)	(485)	(392)	(317)	(725)	(1,001)	(1,919)
Sales	134	319	145	88	390	201	263	418	686	1,272
Valuation of derivative instruments	144	(133)	(283)	(155)	166	(269)	367	103	(427)	367
Settlements of derivative instruments	35	(152)	(27)	(30)	(110)	(92)	52	(12)	(174)	(162)
EMA limited partnership income	76	(11)	20	4	6	33	(37)	(143)	89	(141)
Total	$116	$(144)	$(451)	$(348)	$(33)	$(519)	$328	$(359)	$(827)	$(583)

(1)             Beginning April 1, 2009 for fixed income securities, impairment write-downs reflect the credit loss component of issue specific other-than-temporary declines in fair value where the amortized cost basis is not expected to be entirely recovered.  For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, impairment write-downs reflect issue specific other-than-temporary declines in fair value, including instances where the Company could not reasonably assert that the recovery period would be temporary.

(2)             Beginning April 1, 2009 for fixed income securities, change in intent write-downs reflect instances where the Company has made a decision to sell the security or it is more likely than not the Company will be required to sell the security before recovery of its amortized cost basis.  For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, change in intent write-downs reflect instances where the Company could not assert a positive intent to hold until recovery.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$118	$132	$153	$165	$180	$204	$217	$225	$568	$826
Taxable	154	152	143	130	126	120	111	109	579	466
Equity securities	25	16	23	20	29	13	18	15	84	75
Mortgage loans	1	-	-	1	-	2	1	1	2	4
Cost limited partnership interests (1)	10	3	3	3	4	2	2	1	19	9
Short-term	-	1	1	1	2	1	1	3	3	7
Other	1	1	5	1	1	2	-	1	8	4
Sub-total	309	305	328	321	342	344	350	355	1,263	1,391
Less: Investment expense	(18)	(21)	(18)	(17)	(18)	(18)	(16)	(11)	(74)	(63)
Net investment income	$291	$284	$310	$304	$324	$326	$334	$344	$1,189	$1,328
Net investment income, after-tax	$225	$225	$249	$247	$266	$273	$282	$290	$946	$1,111

PRE-TAX YIELDS (2)
Fixed income securities:
Tax-exempt	4.9	4.9	4.9	4.9	4.9	5.0	5.0	5.2	4.9	5.1
Equivalent yield for tax-exempt	7.1	7.1	7.1	7.1	7.1	7.3	7.3	7.6	7.1	7.4
Taxable	3.4	3.4	3.5	3.5	3.7	3.9	4.2	4.7	3.5	4.1
Equity securities	2.7	2.0	2.9	2.0	2.7	1.5	2.2	2.1	2.3	2.1
Mortgage loans	7.1	4.2	5.4	6.0	5.0	4.5	4.5	4.5	5.7	4.7
Cost limited partnership interests (3)	5.8	2.0	1.8	2.4	2.5	1.7	1.1	0.7	3.1	1.5
Total portfolio (3)(4)	3.8	3.7	3.9	3.8	4.1	4.0	4.3	4.4	3.8	4.2

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$(29)	$76	$(23)	$(4)	$(12)	$27	$9	$(28)	$20	$(4)
Taxable	(11)	25	6	(43)	(40)	-	(3)	(7)	(23)	(50)
Equity securities	10	68	25	14	336	(22)	26	(138)	117	202
Limited partnership interests	44	(13)	15	(7)	19	11	(30)	(164)	39	(164)
Derivatives and other	68	(263)	(129)	(150)	(68)	(306)	199	23	(474)	(152)
Total	$82	$(107)	$(106)	$(190)	$235	$(290)	$201	$(314)	$(321)	$(168)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(63)	$(57)	$(96)	$(79)	$(91)	$(100)	$(87)	$(256)	$(295)	$(534)
Change in intent write-downs (5)	(33)	(10)	(10)	(9)	(6)	(10)	(1)	(72)	(62)	(89)
Net other-than-temporary impairment losses recognized in earnings	(96)	(67)	(106)	(88)	(97)	(110)	(88)	(328)	(357)	(623)
Sales (5)	65	228	121	41	377	91	93	50	455	611
Valuation of derivative instruments	47	(143)	(134)	(101)	53	(209)	188	20	(331)	52
Settlements of derivative instruments	21	(118)	3	(49)	(121)	(99)	11	6	(143)	(203)
EMA limited partnership income	45	(7)	10	7	23	37	(3)	(62)	55	(5)
Total	$82	$(107)	$(106)	$(190)	$235	$(290)	$201	$(314)	$(321)	$(168)

AVERAGE INVESTED ASSETS (in billions) (6)	$34.7	$34.9	$34.8	$34.6	$34.9	$34.9	$33.8	$32.9	$34.7	$34.0

(1) At December 31, 2010, Property-Liability has commitments to invest in additional limited partnership interests totaling $740 million.

(2) Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3) To conform to the current period presentation, prior periods have been reclassified.

(4) The pre-tax yield for the total portfolio reflects the yield on total investments.  Total investments includes fixed income and equity securities, mortgage loans, cost limited partnership interests, short-term and other investments.

(5) Includes $1 million and $9 million of write-downs for equity securities effectively carried on a lower of cost or fair value basis because we do not intend to hold them until recovery for the three months and twelve months ended December 31, 2010, respectively.

(6) Average invested assets for the quarter are calculated as the average of the current and prior quarter invested assets. Year-to-date average invested assets are calculated as the average of invested assets at the end of each quarter during the year.  For purposes of the average invested assets calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2009	2009	2009	2009	2010	2009

NET INVESTMENT INCOME
Fixed income securities	$614	$631	$646	$652	$657	$654	$658	$699	$2,543	$2,668
Equity securities	2	1	2	1	1	2	1	1	6	5
Mortgage loans	89	92	99	103	109	119	130	136	383	494
Cost limited partnership interests (1)	11	3	4	3	2	2	2	2	21	8
Short-term	—	1	—	1	1	2	2	7	2	12
Other	5	3	—	(2)	(4)	(7)	(4)	(1)	6	(16)
Sub-total	721	731	751	758	766	772	789	844	2,961	3,171
Less: Investment expense	(29)	(24)	(28)	(27)	(29)	(28)	(25)	(25)	(108)	(107)
Net investment income	$692	$707	$723	$731	$737	$744	$764	$819	$2,853	$3,064
Net investment income, after-tax	$453	$463	$473	$478	$480	$489	$500	$535	$1,867	$2,004

PRE-TAX YIELDS (2)
Fixed income securities	5.0	5.0	5.1	5.1	5.2	5.2	5.3	5.6	5.0	5.3
Equity securities	3.6	2.8	3.5	2.3	3.7	3.1	4.8	2.9	3.1	3.6
Mortgage loans	5.3	5.2	5.4	5.3	5.2	5.3	5.5	5.5	5.3	5.4
Cost limited partnership interests (3)	7.0	1.8	3.3	1.9	1.9	1.3	1.5	1.7	3.6	1.6
Total portfolio (3)(4)	4.8	4.8	4.8	4.8	4.8	4.8	4.8	5.0	4.8	4.8

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities	$(85)	$(19)	$(177)	$(92)	$(342)	$(64)	$2	$140	$(373)	$(264)
Equity securities	1	15	20	—	2	1	1	(25)	36	(21)
Mortgage loans	(17)	(1)	(28)	(25)	(30)	(66)	(16)	(32)	(71)	(144)
Limited partnership interests	28	(6)	9	(15)	(26)	(32)	(53)	(171)	16	(282)
Derivatives and other	109	(27)	(177)	(30)	121	(73)	187	45	(125)	280
Total	$36	$(38)	$(353)	$(162)	$(275)	$(234)	$121	$(43)	$(517)	$(431)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(134)	$(80)	$(143)	$(144)	$(179)	$(281)	$(204)	$(357)	$(501)	$(1,021)
Change in intent write-downs	(42)	(20)	(57)	(23)	(209)	(1)	(25)	(33)	(142)	(268)
Net other-than-temporary impairment losses recognized in earnings	(176)	(100)	(200)	(167)	(388)	(282)	(229)	(390)	(643)	(1,289)
Sales	68	89	18	44	10	106	163	359	219	638
Valuation of derivative instruments	99	10	(149)	(54)	113	(60)	179	83	(94)	315
Settlements of derivative instruments	14	(34)	(30)	19	11	7	41	(18)	(31)	41
EMA limited partnership income	31	(3)	8	(4)	(21)	(5)	(33)	(77)	32	(136)
Total	$36	$(38)	$(353)	$(162)	$(275)	$(234)	$121	$(43)	$(517)	$(431)

AVERAGE INVESTED ASSETS (in billions) (5)	$61.0	$61.4	$62.5	$63.9	$64.5	$65.2	$66.4	$67.7	$62.3	$66.0

(1)	At December 31, 2010, Allstate Financial has commitments to invest in additional limited partnership interests totaling $731 million.
(2)

Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)	To conform to the current period presentation, prior periods have been reclassified.
(4)

The pre-tax yield for the total portfolio reflects the yield on total investments.  Total investments include fixed income and equity securities, mortgage loans, cost limited partnership interests, short-term and other investments.

(5)

Average invested assets for the quarter are calculated as the average of the current and prior quarter invested assets. Year-to-date average invested assets are calculated as the average of invested assets at the end of each quarter during the year.  For purposes of the average invested assets calculation, unrealized capital gains and losses are excluded.

Definitions of Non-GAAP and Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP financial measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income (loss) is net income (loss), excluding:

 - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income (loss),

 - amortization of DAC and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses,

 - gain (loss) on disposition of operations, after-tax, and

 - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income (loss) is the GAAP measure that is most directly comparable to operating income (loss).   We use operating income (loss) as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.   Consistent with our intent to protect results or earn additional income, operating income (loss) includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income (loss), we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income (loss) excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income (loss) is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods.  Operating income (loss) is used by management along with the other components of net income (loss) to assess our performance.  We use adjusted measures of operating income (loss) and operating income (loss) per diluted share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income (loss), operating income (loss) and their components separately and in the aggregate when reviewing and evaluating our performance.   We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income (loss) results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income (loss) as the denominator.  Operating income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of operating income (loss) to net income (loss) is provided in the schedule, “Contribution to Income”.

Underwriting income (loss) is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income (loss) is the most directly comparable GAAP measure.  Underwriting income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income (loss) to net income (loss) is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.    We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio and the effect of prior year reserve reestimates on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.  We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses and prior year reserve reestimates.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by unexpected loss development on historical reserves.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the combined ratio excluding the effect of catastrophe losses and prior year reserve reestimates.  The combined ratio excluding the effect of catastrophes and prior year reserve reestimates should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of the combined ratio excluding the effect of catastrophes and prior year reserve reestimates to combined ratio is provided in the schedule, “Property-Liability Results”.

Operating income return on shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses.  Return on shareholders' equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above.  We use average shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income and return on shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on shareholders' equity from return on shareholders' equity is the transparency and understanding of their significance to return on shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on shareholders' equity and return on shareholders' equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on shareholders' equity should not be considered as a substitute for return on shareholders' equity and does not reflect the overall profitability of our business.  A reconciliation of return on shareholders' equity and operating income return on shareholders' equity can be found in the schedule, “Return on Shareholders' Equity”.

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total shares outstanding plus dilutive potential shares outstanding.  Book value per share is the most directly comparable GAAP measure.  We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per share can be found in the schedule, “Book Value per Share”.

Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following operating financial measures.  Our method for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Premiums written is the amount of premiums charged for policies issued during a fiscal period.  Premiums earned is a GAAP measure.  Premiums are considered earned and are included in financial results on a pro-rata basis over the policy period.  The portion of premiums written applicable to the unexpired terms of the policies is recorded as unearned premiums on our Consolidated Statements of Financial Position.  A reconciliation of premiums written to premiums earned is presented in the schedule, “Property-Liability Results”.

Premiums and deposits is an operating measure that we use to analyze production trends for Allstate Financial sales.  It includes premiums on insurance policies and annuities and all deposits and other funds received from customers on deposit-type products including the net new deposits of Allstate Bank, which we account for under GAAP as increases to liabilities rather than as revenue.  An illustration of where premiums and deposits are reflected in the consolidated financial statements is included in the schedule, “Allstate Financial Results”.

Definitions of GAAP Operating Ratios and Impacts of Specific Items on the GAAP Operating Ratios

We use the following operating ratios to measure the profitability of our Property-Liability results.  We believe that they enhance an investor’s understanding of our profitability.  They are calculated as follows:

Claims and claims expense (“loss”) ratio is the ratio of claims and claims expense to premiums earned.  Loss ratios include the impact of catastrophe losses.

Expense ratio is the ratio of amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.

Combined ratio is the ratio of claims and claims expense, amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.  The combined ratio is the sum of the loss ratio and the expense ratio.  The difference between 100% and the combined ratio represents underwriting income (loss) as a percentage of premiums earned.

Effect of Discontinued Lines and Coverages on combined ratio is the ratio of claims and claims expense and other costs and expenses in the Discontinued Lines and Coverages segment to Property-Liability premiums earned.  The sum of the effect of Discontinued Lines and Coverages on the combined ratio and the Allstate Protection combined ratio is equal to the Property-Liability combined ratio.

Effect of catastrophe losses on combined ratio is the percentage of catastrophe losses included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of prior year reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of pre-tax reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of restructuring and related charges on combined ratio is the percentage of restructuring and related charges to premiums earned.